UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2014

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2014.

Investment Objectives and Policies

The eight Portfolios of this fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from Federal taxation and state taxation of the respective state that is available without assuming what AllianceBernstein (the “Adviser”) considers to be undue risk. Each of the Portfolios invests, as a matter of fundamental policy, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 7-14 show performance for each Portfolio compared to its national benchmark, the Barclays Municipal Bond Index,

which represents the municipal market, for the six- and 12-month periods ended September 30, 2014.

All share classes of all Portfolios underperformed the benchmark for both periods, except for Class A shares of the Virginia Portfolio, which outperformed for the six-month period. An overweight to longer-maturity bonds detracted from the Portfolios’ returns in both periods, while an overweight to lower-rated bonds contributed.

Arizona Portfolio – For the six-month period, an underweight in the state general obligation and pre-refunded bond sectors contributed, as did security selection within special tax, leasing, local general obligation and transportation sectors. However, an overweight in special tax and health care sectors detracted from performance as did security selection in the power, education, and water sectors. For the 12-month period, an underweight in state general obligation and pre-refunded bond sectors contributed to performance. Security selection in special tax, leasing and local general obligation also contributed to returns. An overweight in the pre-refunded bond sector and underweight in the health care and transportation sectors detracted from performance. Security selection in the power, education and pre-refunded sectors also detracted from performance.

Massachusetts Portfolio – For the six-month period, an overweight in the pre-refunded bond sector and underweight in the state general obligation and industrial sectors contributed

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

to performance, while an underweight in the health care sector and security selection in pre-refunded, power and education sectors detracted. For the 12-month period, an overweight in the pre-refunded bond sector and underweight in the leasing and state general obligation sectors contributed to performance, as did security selection in the special tax sector. An underweight in the transportation and health care sectors and overweight in education detracted from performance, as did security selection in the pre-refunded, power and education sectors.

Michigan Portfolio – For the six-month period, an underweight in the state general obligation and pre-refunded bond sectors and overweight in the health care sector contributed to performance, as did security selection in the special tax, water and local general obligation sectors. An underweight in the transportation sector and overweight in the housing sector detracted from performance, as did security selection in the power sector. For the 12-month period, an underweight in the state general obligation and pre-refunded bond sectors and security selection in local general obligation bonds, water and transportation sectors contributed to performance. An underweight in the transportation and industrial sectors and overweight in the housing sector detracted from performance, as did security selection in the power and state general obligation bond sectors.

Minnesota Portfolio – For the six month period, an underweight in the state general obligation and pre-refunded bond sectors and overweight in the health care sector contributed to performance. In addition, security selection in the special tax sector benefited performance; an underweight in the transportation sector and overweight in the selection of leasing and power securities detracted from performance. For the 12-month period, an underweight in the pre-refunded and state general obligation sectors and overweight in the health care sector contributed to performance, as did security selection in the special tax sector. An underweight in the transportation sector, as well as security selection in leasing and power sectors detracted from performance.

New Jersey Portfolio – For the six month period, an underweight in the state general obligation bond sector and security selection in the health care, special tax and transportation sectors contributed to performance. An overweight in the pre-refunded bond sector and security selection in the power, education and industrial sectors detracted from performance. For the 12-month period, an underweight in the state general obligation bond sector and security selection in the special tax, transportation and health care sectors contributed to performance. An overweight in the pre-refunded sector and underweight in the health care sector detracted from performance, as did security selection in the power, education and pre-refunded bond sectors.

Ohio Portfolio – For the six-month period, an underweight to state general obligation bonds as well as security selection in special tax, health care and leasing contributed. An overweight to the pre-refunded bond sector, as well as security selection in the power and

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

pre-refunded bond sectors detracted from performance and offset gains. For the 12-month period, an underweight in state general obligation bonds and overweight in the education sector contributed to performance, as did security selection in the transportation and health care sectors. An overweight in the pre-refunded and special tax sectors and underweight to the health care sector detracted, as did security selection in the pre-refunded, special tax and power sectors

Pennsylvania Portfolio – For the six-month period, an underweight in the health care sector detracted, as did security section in the power, education and state general obligation sectors. An underweight to state general obligation bonds as well as security selection in local general obligation bonds and the special tax sector contributed. For the 12-month period, an underweight in the health care and industrial sectors, and overweight in the special tax sector detracted from performance, as did security selection in the power, education and state general obligation sectors. Security selection in the special tax and local general obligation bond, transportation and water sectors contributed along with an underweight in the pre-refunded and state general obligation sectors.

Virginia Portfolio – For the six month period, an underweight in the state general obligation and health care sectors contributed to performance, as did security selection in transportation, education and housing sectors. Security selection in industrial, water and pre-refunded sectors detracted from gains. For the

12-month period, an overweight in the health care sector and underweight in the state general obligation sector contributed to performance, as well as security selection in the transportation and power sectors. An overweight in the pre-refunded bond sector detracted from performance, as did security selection in the water, local general obligation and pre-refunded sectors.

The Massachusetts, Minnesota, New Jersey, Ohio and Virginia Portfolios used derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Limited supply and continued demand supported municipal bond prices over the six- and 12-month periods ended September 30, 2014. As a result, municipal issues outperformed most other bond sectors. For instance, municipal yields declined between 0.20% and 0.60% over the six-month period and between 0.20% and roughly 1.00% over the 12-month period. During both periods, the yields for long-maturity bonds declined more than yields for shorter-maturity bonds. By comparison, over both periods, the yields for intermediate Treasury bonds actually rose, and the yields for long-maturity Treasury bonds only declined by 0.35% to 0.50%. In the last few months of the reporting period, volatility increased in the markets in response to multiple factors: stronger U.S. economic growth prompted concerns that the U.S. Federal Reserve (the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

“Fed”) might raise interest rates sooner than expected; faltering economic growth overseas and strife in the Middle East and Ukraine also heightened uncertainty.

Over both periods, the Portfolios were generally underweight both longest-maturity and shortest-maturity bonds in favor of being overweight more in the middle of the maturity spectrum—bonds maturing in 10-20 years. This is because these more intermediate bonds generally capture most of the yield of longer bonds, but have less interest rate risk. Over both periods, the Portfolios’ maturity positioning had a generally neutral- to- slightly positive impact on returns, relative to the benchmark.

The Municipal Bond Investment Team (the “Team”) also targeted medium-grade, primarily BBB credit quality bonds, as an attractive part of the market to overweight. This strategy has allowed the Portfolios to capture historically high yields relative to AAA bonds. In addition, the Team anticipates the yield spread (the amount by which a bond’s yield exceeds the yield of AAA-rated bonds) of such bonds to fall (improving prices) when the Fed begins to increase rates.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2014, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM† Bonds*
Arizona	32.02%	0.76%
Massachusetts	9.72%	4.83%
Michigan	16.92%	0.00%
Minnesota	14.39%	0.00%
New Jersey	23.76%	10.73%
Ohio	21.18%	3.62%
Pennsylvania	16.22%	0.92%
Virginia	12.38%	3.36%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Portfolios could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of shares of the Portfolios as investors anticipate

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Disclosures and Risks

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Arizona Portfolio
Class A	4.06%	6.90%

Class B*	3.70%	6.17%

Class C	3.70%	6.17%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	3.34%	6.42%

Class B*	2.98%	5.70%

Class C	2.89%	5.70%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Michigan Portfolio
Class A	4.06%	7.42%

Class B*	3.70%	6.69%

Class C	3.70%	6.69%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	3.76%	6.60%

Class B*	3.30%	5.86%

Class C	3.39%	5.86%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	3.10%	6.04%

Class B*	2.74%	5.32%

Class C	2.84%	5.41%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Ohio Portfolio
Class A	3.84%	5.04%

Class B*	3.49%	4.32%

Class C	3.38%	4.21%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	3.58%	6.93%

Class B*	3.22%	6.19%

Class C	3.22%	6.19%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
Virginia Portfolio
Class A	4.26%	7.60%

Class B*	3.90%	6.87%

Class C	3.91%	6.88%

Barclays Municipal Bond Index	4.12%	7.93%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.07%	3.34%
1 Year	6.90%	3.70%
5 Years	4.15%	3.52%
10 Years	4.26%	3.94%

Class B Shares			1.45%	2.34%
1 Year	6.17%	3.17%
5 Years	3.42%	3.42%
10 Years(a)	3.82%	3.82%

Class C Shares			1.44%	2.32%
1 Year	6.17%	5.17%
5 Years	3.42%	3.42%
10 Years	3.53%	3.53%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.70%
5 Years	3.52%
10 Years	3.94%

Class B Shares
1 Year	3.17%
5 Years	3.42%
10 Years(a)	3.82%

Class C Shares
1 Year	5.17%
5 Years	3.42%
10 Years	3.53%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93%, 1.63%, and 1.63% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense: to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.56%	2.53%
1 Year	6.42%	3.25%
5 Years	4.20%	3.57%
10 Years	4.37%	4.05%

Class B Shares			0.93%	1.51%
1 Year	5.70%	2.70%
5 Years	3.49%	3.49%
10 Years(a)	3.92%	3.92%

Class C Shares			0.92%	1.49%
1 Year	5.70%	4.70%
5 Years	3.48%	3.48%
10 Years	3.65%	3.65%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.25%
5 Years	3.57%
10 Years	4.05%

Class B Shares
1 Year	2.70%
5 Years	3.49%
10 Years(a)	3.92%

Class C Shares
1 Year	4.70%
5 Years	3.48%
10 Years	3.65%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.58% and 1.59% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.17%	3.49%
1 Year	7.42%	4.18%
5 Years	3.09%	2.48%
10 Years	3.65%	3.34%

Class B Shares			1.55%	2.49%
1 Year	6.69%	3.69%
5 Years	2.39%	2.39%
10 Years(a)	3.23%	3.23%

Class C Shares			1.54%	2.47%
1 Year	6.69%	5.69%
5 Years	2.38%	2.38%
10 Years	2.95%	2.95%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns

Class A Shares
1 Year	4.18%
5 Years	2.48%
10 Years	3.34%

Class B Shares
1 Year	3.69%
5 Years	2.39%
10 Years(a)	3.23%

Class C Shares
1 Year	5.69%
5 Years	2.38%
10 Years	2.95%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.77% and 1.77% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.52%	2.54%
1 Year	6.60%	3.44%
5 Years	4.01%	3.38%
10 Years	4.09%	3.78%

Class B Shares			0.89%	1.49%
1 Year	5.86%	2.86%
5 Years	3.27%	3.27%
10 Years(a)	3.66%	3.66%

Class C Shares			0.87%	1.45%
1 Year	5.86%	4.86%
5 Years	3.28%	3.28%
10 Years	3.36%	3.36%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.44%
5 Years	3.38%
10 Years	3.78%

Class B Shares
1 Year	2.86%
5 Years	3.27%
10 Years(a)	3.66%

Class C Shares
1 Year	4.86%
5 Years	3.28%
10 Years	3.36%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.73% and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.96%	3.31%
1 Year	6.04%	2.81%
5 Years	4.36%	3.72%
10 Years	4.06%	3.75%

Class B Shares			1.33%	2.25%
1 Year	5.32%	2.32%
5 Years	3.64%	3.64%
10 Years(a)	3.63%	3.63%

Class C Shares			1.32%	2.23%
1 Year	5.41%	4.41%
5 Years	3.64%	3.64%
10 Years	3.35%	3.35%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.81%
5 Years	3.72%
10 Years	3.75%

Class B Shares
1 Year	2.32%
5 Years	3.64%
10 Years(a)	3.63%

Class C Shares
1 Year	4.41%
5 Years	3.64%
10 Years	3.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.65% and 1.65% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.87%	3.06%
1 Year	5.04%	1.92%
5 Years	3.40%	2.77%
10 Years	3.81%	3.50%

Class B Shares			1.24%	2.03%
1 Year	4.32%	1.32%
5 Years	2.69%	2.69%
10 Years(a)	3.38%	3.38%

Class C Shares			1.24%	2.03%
1 Year	4.21%	3.21%
5 Years	2.66%	2.66%
10 Years	3.09%	3.09%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns

Class A Shares
1 Year	1.92%
5 Years	2.77%
10 Years	3.50%

Class B Shares
1 Year	1.32%
5 Years	2.69%
10 Years(a)	3.38%

Class C Shares
1 Year	3.21%
5 Years	2.66%
10 Years	3.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.66% and 1.66% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.69%	2.68%
1 Year	6.93%	3.75%
5 Years	4.36%	3.72%
10 Years	4.05%	3.74%

Class B Shares			1.10%	1.75%
1 Year	6.19%	3.19%
5 Years	3.63%	3.63%
10 Years(a)	3.61%	3.61%

Class C Shares			1.04%	1.65%
1 Year	6.19%	5.19%
5 Years	3.63%	3.63%
10 Years	3.32%	3.32%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.75%
5 Years	3.72%
10 Years	3.74%

Class B Shares
1 Year	3.19%
5 Years	3.63%
10 Years(a)	3.61%

Class C Shares
1 Year	5.19%
5 Years	3.63%
10 Years	3.32%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.72% and 1.71% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.57%	2.56%
1 Year	7.60%	4.38%
5 Years	4.43%	3.79%
10 Years	4.47%	4.16%

Class B Shares			0.94%	1.53%
1 Year	6.87%	3.87%
5 Years	3.72%	3.72%
10 Years(a)	4.04%	4.04%

Class C Shares			0.94%	1.53%
1 Year	6.88%	5.88%
5 Years	3.72%	3.72%
10 Years	3.76%	3.76%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.38%
5 Years	3.79%
10 Years	4.16%

Class B Shares
1 Year	3.87%
5 Years	3.72%
10 Years(a)	4.04%

Class C Shares
1 Year	5.88%
5 Years	3.72%
10 Years	3.76%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.59% and 1.59% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.50% and 1.50% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.60	$4.09	0.80%
Hypothetical**	$1,000	$1,021.06	$4.05	0.80%
Class B
Actual	$1,000	$1,037.00	$7.66	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class C
Actual	$1,000	$1,037.00	$7.66	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Massachusetts Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.40	$4.18	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$1,029.80	$7.73	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class C
Actual	$1,000	$1,028.90	$7.73	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.60	$4.60	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,037.00	$8.17	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,037.00	$8.17	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

Minnesota Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.60	$4.60	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,033.00	$8.15	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,033.90	$8.16	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

New Jersey Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.00	$4.43	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class B
Actual	$1,000	$1,027.40	$7.98	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$1,028.40	$7.98	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.40	$4.39	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%
Class B
Actual	$1,000	$1,034.90	$7.96	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Class C
Actual	$1,000	$1,033.80	$7.95	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%

Pennsylvania Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.80	$4.59	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,032.20	$8.15	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,032.20	$8.15	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Virginia Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.60	$4.10	0.80%
Hypothetical**	$1,000	$1,021.06	$4.05	0.80%
Class B
Actual	$1,000	$1,039.00	$7.67	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class C
Actual	$1,000	$1,039.10	$7.67	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

September 30, 2014 (unaudited)

*	All data are as of September 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2014 (unaudited)

*	All data are as of September 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2014 (unaudited)

*	All data are as of September 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2014 (unaudited)

*	All data are as of September 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.0%
Long-Term Municipal Bonds – 102.0%
Arizona – 83.1%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29	$1,500	$1,756,530
Series 2013A 5.00%, 7/01/37	3,000	3,383,040
Arizona Game & Fish Department & Commission Series 2006 5.00%, 7/01/26	1,000	1,037,680
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,060,510
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,345,938
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,253,880
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,686,250
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2008A 5.00%, 7/01/26	4,080	4,575,802
Series 2010A 5.00%, 7/01/31	2,000	2,211,760
City of Show Low AZ ACA Series 2000 6.00%, 1/01/18	510	511,402
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28-7/01/29	2,360	2,658,698
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/25	2,000	2,287,800
Series 2011B 5.00%, 7/01/26	1,000	1,142,240
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	375	353,891

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Downtown Phoenix Hotel Corp. (Downtown Phoenix Hotel Corp. Hotel Occupancy Tax) FGIC Series 2005A 5.00%, 7/01/29	$1,400	$1,421,168
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Golf Village) Series 2001A 7.87%, 7/01/25	1,765	1,768,142
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.37%, 7/01/27	923	923,969
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,646,925
Goodyear Industrial Development Authority (Litchfield Park Service Co.) Series 1999 5.95%, 10/01/23	1,995	1,996,456
Greater Arizona Development Authority NATL Series 2005A 5.00%, 8/01/21	1,600	1,656,544
NATL Series 2005B 5.00%, 8/01/25	4,320	4,468,997
Hassayampa Community Facilities District Series 2000 7.50%, 7/01/24	405	405,247
Industrial Development Authority of the City of Phoenix/The (Capitol Mall LLC Lease) AMBAC Series 2005 5.00%, 9/15/25	5,935	6,164,091
Industrial Development Authority of the City of Phoenix/The (Great Hearts Academies) Series 2012 6.00%, 7/01/32	250	257,933
Industrial Development Authority of the City of Phoenix/The (JFM-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	3,500	3,781,960

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima/The (Horizon Community Learning Center) Series 2005 5.12%, 6/01/20	$1,500	$1,500,630
Maricopa County Unified School District No 89-Dysart/AZ Series 2008C 6.25%, 7/01/26	3,700	4,287,671
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	2,000	2,328,800
Nogales Municipal Development Authority, Inc. AMBAC Series 2005 5.00%, 6/01/27 (Pre-refunded/ETM)	1,000	1,031,830
Pima County Regional Transportation Authority Series 2011 5.00%, 6/01/26	4,000	4,671,440
Pinal County Industrial Development Authority (Florence West Prison LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,433,516
Salt River Project Agricultural Improvement & Power District Series 2009A 5.00%, 1/01/29	3,400	3,885,996
Series 2012A 5.00%, 12/01/29	1,500	1,754,235
Salt Verde Financial Corp. (Citibank, Inc.) Series 2007 5.25%, 12/01/22	515	608,112
Salt Verde Financial Corp. (Citibank NA) Series 2007 5.25%, 12/01/23	650	772,668
Salt Verde Financial Corp. (Citibank, Inc.) Series 2007 5.00%, 12/01/37	1,000	1,138,580
Scottsdale Industrial Development Authority (Scottsdale Healthcare Hospitals) AGM Series 2006C 5.00%, 9/01/35	1,500	1,603,455
Series 2008A 5.00%, 9/01/23	1,500	1,627,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Arizona COP AGM Series 2008A 5.00%, 9/01/24	$6,000	$6,651,300
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,735,900
Student & Academic Services LLC (Northern Arizona Capital Facilities Finance Corp.) Series 2014 5.00%, 6/01/44	1,200	1,317,516
Sundance Community Facilities District Assessment District No 1 Series 2002 7.75%, 7/01/22	827	827,521
Tucson Airport Authority, Inc. AMBAC Series 2001 5.35%, 6/01/31	6,475	6,496,756
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32	985	985,473
West Campus Housing LLC (Arizona State University) AMBAC Series 2005 5.00%, 7/01/30	2,200	2,202,376
Western Maricopa Education Center District No 402 Series 2014B 4.50%, 7/01/34	2,175	2,366,291

		110,984,119

District of Columbia – 1.8%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	2,040	2,391,941

Florida – 1.6%
City of Orlando FL Series 2014A 5.25%, 11/01/33	1,820	2,137,135

Illinois – 2.8%
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	2,360	2,647,778

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	$1,000	$1,123,390

		3,771,168

Massachusetts – 0.9%
Massachusetts School Building Authority Series 2013A 5.00%, 5/15/32	1,000	1,164,040

Nebraska – 1.0%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	1,165	1,359,497

New York – 4.7%
New York State Dormitory Authority (New York State Pers Income Tax) Series 2012A 5.00%, 12/15/30(a)	4,655	5,441,369
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	820	910,438

		6,351,807

Ohio – 0.9%
Ohio State University/The Series 2014A 5.00%, 12/01/39(b)	1,000	1,154,110

Puerto Rico – 2.8%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	1,855	1,859,823
Series 2008 5.12%, 12/01/27	385	390,367
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.12%, 11/15/30	1,500	1,540,650

		3,790,840

Texas – 2.4%
City of Austin TX Water & Wastewater System Revenue Series 2013A 5.00%, 11/15/28	1,460	1,701,922

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.87%, 12/31/39	$420	$494,836
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	1,006,647

		3,203,405

Total Municipal Obligations (cost $129,251,588)		136,308,062

	Shares
SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(c)(d) (cost $945,887)	945,887	945,887

Total Investments – 102.7% (cost $130,197,475)		137,253,949
Other assets less liabilities – (2.7)%		(3,662,183)

Net Assets – 100.0%		$133,591,766

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	When-Issued or delayed delivery security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2014, the Fund held 32.7% of net assets in insured bonds (of this amount 2.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
NATL	– National Interstate Corporation

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.1%
Long-Term Municipal Bonds – 97.1%
Massachusetts – 82.1%
Boston Water & Sewer Commission Series 2009A 5.00%, 11/01/26	$2,000	$2,292,320
Series 2010A 5.00%, 11/01/29-11/01/30	5,000	5,716,100
City of Fall River MA AGM Series 2008 5.00%, 7/15/28	5,085	5,675,419
City of Springfield MA AGM Series 2007 5.00%, 8/01/19	3,000	3,277,560
Commonwealth of Massachusetts Series 2008A 5.00%, 9/01/28	2,800	3,158,372
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/01/31	2,500	2,854,850
AGM Series 2005A 3.86%, 6/01/20(a)	2,000	2,181,820
Massachusetts Bay Transportation Authority Series 2010B 5.00%, 7/01/29	645	745,704
Series 2012A 5.00%, 7/01/41	2,850	3,207,618
Series 2012B 5.00%, 7/01/28	1,025	1,188,037
Massachusetts Clean Water Trust (The) Series 200612 5.00%, 8/01/16 (Pre-refunded/ETM)	3,000	3,255,090
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust/(The) SRF Series 2009 5.00%, 8/01/25	3,000	3,476,550
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/26	6,900	7,603,455
Massachusetts Development Finance Agency Series 2008 5.00%, 9/01/18 (Pre-refunded/ETM)	6,000	6,963,360
AGC Series 2005D 5.00%, 7/01/15 (Pre-refunded/ETM)	1,500	1,553,760

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Bentley University) Series 2010 5.00%, 7/01/28	$4,500	$4,860,405
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,300,680
Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	3,250	3,678,415
Massachusetts Development Finance Agency (Boston University) Series 2009V-1 5.00%, 10/01/29	3,300	3,763,287
Massachusetts Development Finance Agency (Brandeis University) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,649,470
Series 2010O-2 5.00%, 10/01/28	3,500	3,959,340
Massachusetts Development Finance Agency (Children’s Hospital Corp/The) Series 2014P 5.00%, 10/01/34	1,055	1,211,478
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38-11/01/43	7,925	8,837,361
Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	1,000	1,040,400
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,179,676
Massachusetts Development Finance Agency (Sterling and Francine Clark Art Institute/The) Series 2011 5.00%, 7/01/31	7,000	7,803,530
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy/The) Series 2010 5.00%, 10/01/30-10/01/40	7,615	8,754,469

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	$1,460	$1,714,931
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,766,112
Massachusetts Health & Educational Facilities Authority Series 2007L 5.00%, 7/01/16 (Pre-refunded/ETM)	4,665	5,035,074
Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	5,000	5,424,750
Massachusetts Health & Educational Facilities Authority (Foundation of Massachussetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	1,005	1,069,923
Massachusetts Health & Educational Facilities Authority (Massachusetts Institute of Technology) Series 2009O 5.75%, 7/01/18 (Pre-refunded/ETM)	5,500	6,497,810
Massachusetts Health & Educational Facilities Authority (Milford Regional Medical Center Obligated Group) Series 2007E 5.00%, 7/15/22	1,220	1,274,339
Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	7,776,135
Massachusetts Health & Educational Facilities Authority (Partners Healthcare System, Inc.) Series 2007G-5 5.00%, 7/01/27	2,000	2,191,440
Series 2010J-1 5.25%, 7/01/29	2,500	2,876,950
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 2009A 5.25%, 11/15/23	2,000	2,344,600

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (Sterling and Francine Clark Art Institute/The) Series 2010B 5.00%, 7/01/30	$3,860	$4,292,397
Massachusetts Health & Educational Facilities Authority (Suffolk University) Series 2009A 6.00%, 7/01/24	2,000	2,344,480
Massachusetts Health & Educational Facilities Authority (Winchester Hospital) Series 2010 5.25%, 7/01/38	2,500	2,673,375
Massachusetts Health & Educational Facilities Authority (Woods Hole Oceanographic Institution) Series 2008B 5.25%, 6/01/26	1,905	2,110,378
5.375%, 6/01/27	3,060	3,406,698
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	3,092,155
Series 2012B 5.00%, 7/01/32	1,430	1,623,093
Massachusetts School Building Authority Series 2011B 5.00%, 10/15/32	3,720	4,280,120
Series 2013A 5.00%, 5/15/32	2,500	2,910,100
NATL Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	7,000	7,295,190
Massachusetts State College Building Authority AMBAC Series 2006A 5.00%, 5/01/16 (Pre-refunded/ETM)	2,635	2,830,227
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26-8/01/29	4,425	5,148,300
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	6,809,820
University of Massachusetts Building Authority Series 20082 5.00%, 5/01/26-5/01/27	6,000	6,588,418

		204,565,341

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 2.7%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$4,065	$4,432,070
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	330	311,424
Goodyear Industrial Development Authority (Litchfield Park Service Co.) Series 2001 6.75%, 10/01/31	1,160	1,160,893
Salt Verde Financial Corp. (Citibank, Inc.) Series 2007 5.00%, 12/01/37	660	751,463

		6,655,850

California – 0.6%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,055	1,215,054
Series 2008A 5.50%, 8/15/23	360	407,081

		1,622,135

Florida – 1.5%
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2014 5.00%, 10/01/27	3,000	3,464,340
Crossings at Fleming Island Community Development District Series 2014A 7.00%, 5/01/30(b)	160	157,167

		3,621,507

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	515,320

Illinois – 0.3%
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	351	357,353

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24	$500	$463,100

		820,453

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,605	1,717,478

Nevada – 0.3%
State of Nevada NATL Series 2007B 5.00%, 12/01/25	620	696,973

New Jersey – 1.2%
New Jersey State Turnpike Authority Series 2014A 5.00%, 1/01/33	2,580	2,945,122

New York – 3.2%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	1,080	1,163,106
5.00%, 6/01/22	5	5,356
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28	6,065	6,903,608

		8,072,070

Ohio – 2.1%
City of Cleveland OH (City of Cleveland OH Income Tax) Series 2008 5.25%, 5/15/24	3,450	3,928,584
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2006 3.625%, 12/01/33	1,295	1,330,690

		5,259,274

Puerto Rico – 1.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	696,494
Series 2008 5.125%, 12/01/27	1,965	1,992,392

		2,688,886

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.8%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$1,090	$1,306,245
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	545	642,108

		1,948,353

Wisconsin – 0.3%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(c)	750	817,605

Total Municipal Obligations (cost $224,713,586)		241,946,367

	Shares
SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(d)(e) (cost $3,448,764)	3,448,764	3,448,764

Total Investments – 98.5% (cost $228,162,350)		245,395,131
Other assets less liabilities – 1.5%		3,643,075

Net Assets – 100.0%		$249,038,206

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,000	12/01/17	SIFMA*	3.792%	$759,961

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2014.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the market value of this security amounted to $817,605 or 0.3% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

As of September 30, 2014, the Fund held 9.4% of net assets in insured bonds (of this amount 49.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Michigan – 83.1%
City of Detroit MI Series 2010 5.00%, 11/01/30	$2,000	$2,152,700
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	2,000	2,127,840
City of Grand Rapids MI Sanitary Sewer System Revenue Series 2012 5.00%, 1/01/30	1,180	1,368,009
City of Holland MI Series 2014A 5.00%, 7/01/33	1,250	1,417,075
Detroit City School District Series 2012A 5.00%, 5/01/31	2,365	2,551,882
Dexter Community Schools AGM Series 2008 5.00%, 5/01/25	2,250	2,519,122
Lansing Community College Series 2012 5.00%, 5/01/32	1,240	1,384,683
Michigan Finance Authority Series 2014D4 5.00%, 7/01/34	1,000	1,064,190
Michigan Finance Authority (CHE Trinity Health Obligated Group) Series 2010A 5.00%, 12/01/27	1,000	1,144,970
Michigan Finance Authority (Michigan Finance Authority SRF) Series 2012 5.00%, 10/01/30	1,000	1,168,300
Michigan Finance Authority (Oakwood Obligated Group) Series 2013 5.00%, 8/15/31	1,500	1,615,620
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31	1,165	1,255,253
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,875	2,006,400

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32	$1,600	$1,681,312
Michigan State Housing Development Authority (Danbury Superior Ltd. Dividend Housing Association LP) Series 2002A 5.30%, 6/01/35	2,350	2,366,662
Michigan State University Series 2013A 5.00%, 8/15/38	2,000	2,264,380
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	650	662,272
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	500	509,975
Michigan Strategic Fund (Michigan Strategic Fund State Lease) Series 2011 5.25%, 10/15/31	2,150	2,402,625
Michigan Technological University Series 2012A 5.00%, 10/01/26	1,550	1,738,046
Oakland University Series 2012 5.00%, 3/01/27-3/01/32	2,600	2,878,761
Plymouth Educational Center Charter School Series 2005 5.12%, 11/01/18	1,050	1,040,267
Plymouth-Canton Community School District Series 2012A 5.00%, 5/01/25	1,425	1,664,158
Southfield Library Building Authority Lease NATL Series 2005 5.00%, 5/01/25	3,340	3,417,354
State of Michigan (State of Michigan Fed Hwy Grant) AGM Series 2007 5.25%, 9/15/26	3,500	3,862,390
State of Michigan Trunk Line Revenue Series 2011 5.00%, 11/15/30	1,000	1,144,500

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne County Airport Authority Series 2014B 5.00%, 12/01/44	$1,000	$1,098,550

		48,507,296

Arizona – 0.3%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	205	193,460

Florida – 1.2%
Crossings at Fleming Island Community Development District Series 2014A 7.00%, 5/01/30(b)	165	162,078
Pinellas County Educational Facilities Authority (Barry University) Series 2012 5.00%, 10/01/27	500	547,165

		709,243

Georgia – 2.5%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/32	1,250	1,429,850

Illinois – 1.3%
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	350	356,335
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.62%, 3/01/33	474	411,707

		768,042

Massachusetts – 0.8%
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	450	462,348

New York – 1.9%
New York City Water & Sewer System Series 2014D 5.00%, 6/15/39	1,000	1,133,870

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 5.9%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,215	$1,218,159
Series 2008 5.12%, 12/01/27	145	147,021
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.12%, 11/15/30	2,000	2,054,200

		3,419,380

Tennessee – 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	400	440,212

Texas – 1.4%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	470	563,244
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.87%, 12/31/39	235	276,872

		840,116

Total Investments – 99.2% (cost $55,943,697)		57,903,817
Other assets less liabilities – 0.8%		494,960

Net Assets – 100.0%		$58,398,777

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the market value of this security amounted to $662,272 or 1.1% of net assets.

(b)	Illiquid security.

As of September 30, 2014, the Fund held 16.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

Glossary:

AGM	– Assured Guaranty Municipal
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 98.2%
Minnesota – 98.2%
Anoka-Hennepin Independent School District No 11 COP Series 2014A 5.00%, 2/01/34	$1,695	$1,895,773
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/22-1/01/32	2,850	3,192,814
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	899,235
City of Chaska MN Electric Revenue Series 2005A 5.25%, 10/01/25	1,000	1,047,060
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	650	688,305
City of Minneapolis MN (Fairview Health Services Obligated Group) AMBAC Series 2005D 5.00%, 11/15/30	1,000	1,015,590
City of Minneapolis MN (National Marrow Donor Program) Series 2010 4.875%, 8/01/25	1,170	1,230,969
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,206,510
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Children’s Health Care) Series 2010A 5.25%, 8/15/25-8/15/35	1,500	1,700,610
5.00%, 8/15/30	1,000	1,022,230
City of Minnetonka MN (Minnetonka Heights LP) Series 1999A 5.30%, 1/20/27	1,620	1,620,275
City of Rochester MN (Mayo Clinic/Rochester MN) Series 2010D 5.00%, 11/15/38	1,000	1,108,640

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Rochester MN Electric Utility Revenue Series 2013B 5.00%, 12/01/43	$1,000	$1,135,110
City of St Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30	1,500	1,677,255
City of St Louis Park MN (Park Nicollet Health Services Obligated Group) Series 2009 5.50%, 7/01/29	1,150	1,282,123
City of St Paul MN Recreational Facilities Revenue (Highland National Project) Series 2005 5.00%, 10/01/20-10/01/25	2,750	2,865,597
City of White Bear Lake MN (Renova Partners LP) Series 2001 5.60%, 10/01/30	1,000	999,960
County of Hennepin MN Sales Tax Revenue Series 2008B 5.00%, 12/15/23	3,475	3,924,561
Farmington Independent School District No 192 AGM Series 2005B 5.00%, 2/01/24	3,875	3,934,210
Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	420	489,313
Minneapolis-St Paul Metropolitan Airports Commission (Minneapolis-St Paul Intl Airport) Series 2010A 5.00%, 1/01/30	1,250	1,393,550
Series 2012B 5.00%, 1/01/29-1/01/31	1,900	2,190,563
Minnesota Agricultural & Economic Development Board (Essentia Health) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,138,450
Minnesota Higher Education Facilities Authority (University of St Thomas/Minneapolis) Series 2004 5-Y 5.25%, 10/01/34	1,000	1,000,000
Series 2009 7-A 5.00%, 10/01/29	1,000	1,105,810

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St Olaf College) Series 2010 7-F 5.00%, 10/01/20	$700	$801,850
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/31	2,770	3,065,808
Minnesota Higher Education Facilities Authority (Carleton College) Series 2010D 5.00%, 3/01/30	2,000	2,235,940
Minnesota Higher Education Facilities Authority (College of St Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,082,460
Minnesota Higher Education Facilities Authority (St Catherine University) Series 2012S 5.00%, 10/01/32	1,400	1,482,208
Minnesota Municipal Power Agency Series 2014 5.00%, 10/01/29-10/01/32	2,000	2,310,572
North St Paul-Maplewood-Oakdale Independent School District No 622 AGM Series 2006B 5.00%, 8/01/20	3,425	3,764,417
Northern Municipal Power Agency Series 2010A-2 5.00%, 1/01/23-1/01/24	4,135	4,732,139
St Paul Housing & Redevelopment Authority (Allina Health System) Series 2009 A-2 5.25%, 11/15/28	1,200	1,372,416
St Paul Housing & Redevelopment Authority (Block 19 Ramp Parking Project) Series 2010A 5.00%, 8/01/30	1,870	2,064,873
St Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,726,860
St Paul Port Authority (St Paul Port Authority State Lease) Series 2013-3 5.00%, 12/01/24	3,945	4,744,336
State of Minnesota Series 2008A 5.00%, 6/01/21	3,000	3,417,510

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Minnesota (State of Minnesota Pub Safety Communications) AGC Series 2009 5.00%, 6/01/21	$1,970	$2,281,181
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,125,440
5.00%, 1/01/39	1,500	1,726,185
Western Minnesota Municipal Power Agency Series 2012A 5.00%, 1/01/30	1,515	1,750,355
Series 2014A 5.00%, 1/01/40	2,500	2,844,675

Total Municipal Obligations (cost $79,683,701)		84,293,738

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(a)(b) (cost $352,034)	352,034	352,034

Total Investments – 98.6% (cost $80,035,735)		84,645,772
Other assets less liabilities – 1.4%		1,166,312

Net Assets – 100.0%		$85,812,084

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,500	8/01/16	SIFMA*	4.071%	$258,680

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

As of September 30, 2014, the Fund held 14.1% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Minnesota Portfolio—Portfolio of Investments

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation

See notes to financial statements.

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 97.0%
New Jersey – 69.9%
Bergen County Improvement Authority Series 2005 5.00%, 4/01/15 (Pre-refunded/ETM)	$1,555	$1,592,491
Landis Sewage Authority NATL Series 93 9.854%, 9/19/19(a)	1,400	1,607,970
Middlesex County Improvement Authority (Skyline Obligated Group) Series 2001 5.25%, 7/01/21	675	676,350
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/26	3,320	3,644,962
New Jersey Economic Development Authority Series 2003A 5.00%, 3/01/24	1,500	1,503,120
Series 2005O 5.25%, 3/01/15 (Pre-refunded/ETM)	3,200	3,266,784
Series 2013 5.00%, 3/01/30	4,000	4,381,880
AGM Series 2007U 5.00%, 9/01/17 (Pre-refunded/ETM)	3,540	3,988,801
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,225,790
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/28	1,000	1,116,710
5.50%, 1/01/27	1,000	1,163,610
New Jersey Economic Development Authority (Seeing Eye, Inc.(The)) Series 2012 5.00%, 6/01/32	4,000	4,380,280
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,230,578
New Jersey Educational Facilities Authority Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	280	290,035
New Jersey Educational Facilities Authority (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,810,050

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Princeton University) Series 2005A 5.00%, 7/01/23	$3,200	$3,296,832
New Jersey Educational Facilities Authority (Richard Stockton College of New Jersey) Series 2008A 5.50%, 7/01/23	4,500	5,135,265
New Jersey Health Care Facilities Financing Authority RADIAN Series 2004A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,541,928
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	1,000	1,120,620
AGM Series 2001 5.00%, 7/01/26	1,500	1,502,535
New Jersey Health Care Facilities Financing Authority (Hackensack University Medical Center) Series 2010 5.00%, 1/01/34	1,940	2,061,017
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	2,100	2,271,612
New Jersey Health Care Facilities Financing Authority (Palisades Medical Center Obligated Group) Series 2013 5.25%, 7/01/31	1,800	2,013,840
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/43	5,200	5,706,376
New Jersey Transportation Trust Fund Authority Series 2011B 5.00%, 6/15/42	3,100	3,267,400
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) NATL Series 2006A 5.00%, 6/15/18	3,400	3,616,716
North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	7,020,125

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rutgers The State University of New Jersey Series 2009F 5.00%, 5/01/30	$1,000	$1,127,790
Series 2013L 5.00%, 5/01/30	4,500	5,209,290
Tobacco Settlement Financing Corp/NJ Series 20071A 5.00%, 6/01/41	2,000	1,468,360
Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	2,885	2,891,693
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	4,938,206

		91,069,016

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	295	278,394

California – 1.4%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,165	1,341,742
Series 2008A 5.50%, 8/15/23	400	452,312

		1,794,054

Delaware – 1.7%
Delaware River & Bay Authority Series 2014A 5.00%, 1/01/44	1,925	2,152,882

District of Columbia – 2.8%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	3,070	3,599,636

Florida – 0.3%
Crossings at Fleming Island Community Development District Series 2014A 7.00%, 5/01/30(b)	225	221,015

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	$140	$141,140

		362,155

Guam – 0.4%
Guam Government Waterworks Authority Series 2005 6.00%, 7/01/15 (Pre-refunded/ETM)	500	521,755

Idaho – 3.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	3,600	4,013,748

Illinois – 0.4%
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	490	498,869

New York – 11.5%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	950	1,023,103
Metropolitan Transportation Authority Series 2013C 5.00%, 11/15/32	2,000	2,259,520
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	2,040	2,364,768
Port Authority of New York & New Jersey Series 2012 5.00%, 7/15/30	4,250	4,849,972
Series 2014 5.00%, 9/01/31	1,100	1,256,959
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	3,175	3,186,208

		14,940,530

Ohio – 0.3%
Columbiana County Port Authority Series 2004 10.635%, 8/01/25	32	24,427

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana County Port Authority (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(b)	$500	$389,710

		414,137

Pennsylvania – 3.8%
Delaware River Port Authority Series 2010D 5.00%, 1/01/28-1/01/29	4,530	5,015,520

Puerto Rico – 1.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	1,310	1,313,406
Series 2008 5.125%, 12/01/27	305	309,252

		1,622,658

Total Municipal Obligations (cost $117,700,986)		126,283,354

	Shares
SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $2,133,826)	2,133,826	2,133,826

Total Investments – 98.6% (cost $119,834,812)		128,417,180
Other assets less liabilities – 1.4%		1,781,809

Net Assets – 100.0%		$130,198,989

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,000	10/21/16	SIFMA*	4.129%	$249,093

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2014.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

New Jersey Portfolio—Portfolio of Investments

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2014, the Fund held 23.0% of net assets in insured bonds (of this amount 45.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
RADIAN	– Radian Asset Assurance Inc.

See notes to financial statements.

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.7%
Long-Term Municipal Bonds – 97.7%
Ohio – 84.3%
Central Ohio Solid Waste Authority Series 2012 5.00%, 6/01/22 (Pre-refunded/ETM)	$315	$384,058
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	4,500	5,111,730
City of Cleveland OH (City of Cleveland OH Income Tax) Series 2008 5.25%, 5/15/24	2,500	2,846,800
City of Cleveland OH Series 2012 5.00%, 12/01/28	2,215	2,519,740
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	4,000	4,326,240
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,842,713
City of Dayton OH Airport Revenue (James M Cox Dayton Intl Airport) RADIAN Series 2003A 5.00%, 12/01/23	1,280	1,281,203
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/18	2,165	2,352,099
Cleveland Department of Public Utilities Division of Water NATL Series 2007O 5.00%, 1/01/23	2,500	2,709,125
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,308,700
Columbiana County Port Authority Series 2004 10.635%, 8/01/25	32	24,427
Columbiana County Port Authority (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(a)	500	389,710

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Allen OH (Mercy Health/OH) Series 2010B 5.25%, 9/01/27	$2,350	$2,657,497
County of Cuyahoga OH RADIAN Series 2004 5.00%, 11/15/19	1,850	1,852,331
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	3,200	3,679,776
County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	770	770,724
5.80%, 5/20/44	1,150	1,151,139
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	865	777,808
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,673,571
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	5,008,781
County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/48	1,000	990,320
Cuyahoga Community College District Series 2009C 5.00%, 8/01/24	1,545	1,760,481
Gallia County Local School District Series 2014 5.00%, 11/01/29	2,000	2,358,960
Hamilton City School District NATL Series 2005 5.00%, 12/01/24	1,000	1,022,990
Hamilton County Convention Facilities Authority NATL Series 2004 5.00%, 12/01/23	1,330	1,333,205
Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,535,184

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Madeira City School District NATL Series 2004 5.00%, 12/01/14 (Pre-refunded/ETM)	$2,665	$2,685,600
Miami University/Oxford OH Series 2011 5.00%, 9/01/31	1,000	1,123,310
Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/43	3,000	3,389,280
Oak Hills Local School District AGM Series 2005 5.00%, 12/01/25	1,000	1,036,350
Ohio Higher Educational Facility Commission Series 2004 5.00%, 11/01/14 (Pre-refunded/ETM)	1,170	1,174,411
Ohio Higher Educational Facility Commission (University of Dayton) Series 2011A 5.375%, 12/01/30	750	849,038
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	664,328
Ohio State Building Authority AGM Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,500	1,535,790
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,200	1,239,420
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,527,597
Pinnacle Community Infrastructure Financing Authority Series 2004A 6.00%, 12/01/22	1,448	1,457,528
Princeton City School District Series 2014 4.00%, 12/01/31	1,000	1,061,760
5.00%, 12/01/39	750	854,415
RiverSouth Authority Series 2005A 5.00%, 12/01/15 (Pre-refunded/ETM)	3,590	3,790,609
Summit County Development Finance Authority Series 2012 5.00%, 12/01/25	3,760	4,242,558

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	$1,270	$1,592,542
Toledo-Lucas County Port Authority (Cargill, Inc.) Series 2004B 4.50%, 12/01/15	2,500	2,557,950
University of Akron (The) Series 2014A 5.00%, 1/01/32	4,080	4,600,812
University of Cincinnati COP NATL Series 2005 5.00%, 6/01/24	4,470	4,557,791

		100,610,401

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	285	268,957

California – 0.7%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	750	796,912
State of California Series 2004 5.25%, 4/01/29	5	5,021

		801,933

Florida – 0.3%
Crossings at Fleming Island Community Development District Series 2014A 7.00%, 5/01/30(a)	180	176,812
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	205	206,669

		383,481

Georgia – 0.4%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	515,320

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 3.2%
Illinois State Toll Highway Authority Series 2013A 5.00%, 1/01/32	$2,250	$2,541,353
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	503	512,104
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.625%, 3/01/33	916	795,619

		3,849,076

New York – 3.9%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	3,365	3,802,484
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	745	827,166

		4,629,650

Pennsylvania – 0.7%
Delaware River Port Authority Series 2012 5.00%, 1/01/26	745	840,889

Puerto Rico – 0.3%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	375	380,228

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	630	693,334

Texas – 3.1%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,126,870

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	$1,025	$1,169,392
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	370	435,927
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	740	886,808

		3,618,997

Total Municipal Obligations (cost $111,999,091)		116,592,266

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c)(d) (cost $955,913)	955,913	955,913

Total Investments – 98.5% (cost $112,955,004)		117,548,179
Other assets less liabilities – 1.5%		1,755,192

Net Assets – 100.0%		$119,303,371

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,600	8/01/16	SIFMA	#	4.071%	$266,071

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the market value of this security amounted to $796,912 or 0.7% of net assets.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

As of September 30, 2014, the Fund held 20.7% of net assets in insured bonds (of this amount 17.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
RADIAN	– Radian Asset Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Pennsylvania – 82.6%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,205,202
Allegheny County Higher Education Building Authority (Carnegie Mellon University) Series 2013 5.00%, 3/01/28	2,500	2,885,275
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	507,815
Allegheny County Sanitary Authority NATL Series 2005A 5.00%, 12/01/24	3,490	3,632,497
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,880,167
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29	1,255	1,412,176
Carlisle Area School District Series 2011 5.00%, 9/01/25	4,000	4,643,240
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,915,225
City of Pittsburgh PA AGM Series 2006C 5.25%, 9/01/17	2,000	2,167,240
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28	2,800	3,276,672
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	300	322,089
Delaware County Authority (Elwyn) Series 2010 5.00%, 6/01/25	1,645	1,701,604

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30	$2,070	$2,372,593
Delaware River Port Authority Series 2010D 5.00%, 1/01/29	4,470	4,934,880
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.25%, 8/01/33	735	821,120
New Wilmington Municipal Authority (Westminster College/PA) RADIAN Series 2007 5.00%, 5/01/27	1,040	1,064,180
Norristown Area School District COP Series 2012 5.00%, 4/01/32	1,000	1,046,400
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,278,240
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp(The)) Series 2012A 5.00%, 11/01/32	2,000	2,175,680
Pennsylvania Higher Educational Facilities Authority (Bryn Mawr College) Series 2014 5.00%, 12/01/44	1,000	1,134,610
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson University) Series 2010 5.00%, 3/01/27-3/01/28	2,850	3,135,058
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group(The)) AMBAC Series 2005A 5.00%, 8/15/20	2,000	2,078,440

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/18 (Pre-refunded/ETM)	$130	$152,126
5.50%, 7/01/23	930	1,028,747
Pennsylvania Intergovernmental Cooperation Authority Series 2009 5.00%, 6/15/23	4,000	4,578,160
Pennsylvania Turnpike Commission Series 2010B2 5.00%, 12/01/30(a)	2,185	2,273,449
Philadelphia Authority for Industrial Development (Children’s Hospital of Philadelphia Obligated Group) Series 2014A 5.00%, 7/01/42	1,000	1,136,160
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(b)	350	229,208
Philadelphia Gas Works Co. Series 20109 5.00%, 8/01/30	2,000	2,264,880
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	2,982,567
Pittsburgh Public Parking Authority NATL Series 2005A 5.00%, 12/01/19	2,435	2,554,680
Reading Area Water Auhtority Series 2011 5.00%, 12/01/31	1,000	1,086,320
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	4,000	4,539,720
Sports & Exhibition Authority of Pittsburgh and Allegheny County AGM Series 2010 5.00%, 2/01/31	1,075	1,182,489
State Public School Building Authority (School District of Philadelphia State Lease) NATL Series 2005 5.00%, 5/15/26	1,775	1,815,630

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	$4,000	$4,450,360
University of Pittsburgh-of the Commonwealth System of Higher Education Series 2014A 4.00%, 9/15/37	3,320	3,449,546
Wilkes-Barre Finance Authority (University of Scranton(The)) Series 2010 5.00%, 11/01/30	2,500	2,752,500
Wilkes-Barre Finance Authority (Wilkes University) Series 2007 5.00%, 3/01/22	510	535,240

		86,602,185

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	250	235,928

District of Columbia – 2.9%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	2,625	3,077,865

Florida – 0.4%
Crossings at Fleming Island Community Development District Series 2014A 7.00%, 5/01/30(b)	185	181,723
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	205	206,669

		388,392

Guam – 0.5%
Guam Government Waterworks Authority Series 2005 6.00%, 7/01/15 (Pre-refunded/ETM)	500	521,755

Illinois – 1.2%
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	413	420,475

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.625%, 3/01/33	$949	$824,283

		1,244,758

Massachusetts – 1.7%
Massachusetts School Building Authority Series 2013A 5.00%, 5/15/32	1,500	1,746,060

New York – 6.4%
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	2,024,207
New York City Water & Sewer System Series 2014D 5.00%, 6/15/39	1,000	1,133,870
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/28	3,000	3,496,200

		6,654,277

Puerto Rico – 1.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,180	1,196,449

Texas – 1.3%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,200	1,352,244

Washington – 0.9%
State of Washington AGM Series 2005B 5.00%, 7/01/15 (Pre-refunded/ETM)	920	953,322

Total Municipal Obligations (cost $98,180,251)		103,973,235

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c)(d) (cost $110,459)	110,459	$110,459

Total Investments – 99.3% (cost $98,290,710)		104,083,694
Other assets less liabilities – 0.7%		715,189

Net Assets – 100.0%		$104,798,883

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

As of September 30, 2014, the Fund held 16.1% of net assets in insured bonds (of this amount 5.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

RADIAN – Radian Asset Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.4%
Long-Term Municipal Bonds – 96.4%
Virginia – 74.0%
Arlington County Industrial Development Authority (AHC LP-3/VA) Series 01 5.15%, 11/01/31	$1,445	$1,445,549
Chesterfield County Economic Development Authority (Brandermill Woods) 5.125%, 1/01/43	1,000	1,012,290
City of Chesapeake VA Series 2010D 5.00%, 12/01/25	2,275	2,660,089
City of Fairfax VA Series 2010 5.00%, 7/15/25	480	552,317
City of Hampton VA Series 2010A 5.00%, 1/15/21	1,750	1,992,218
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,372,330
City of Richmond VA Series 2009A 5.00%, 7/15/27	1,400	1,609,958
AGM Series 2005A 5.00%, 7/15/15 (Pre-refunded/ETM)	2,500	2,594,275
City of Richmond VA (City of Richmond VA Public Utility Revenue) 5.00%, 1/15/28	1,000	1,112,090
Series 2013A 5.00%, 1/15/29	1,970	2,318,611
City of Suffolk VA 5.00%, 2/01/26	5,060	5,895,760
Series 2010A 5.00%, 8/01/22	2,080	2,447,890
NATL 5.00%, 2/01/20	1,290	1,410,602
NATL Series 2007A 5.00%, 2/01/17 (Pre-refunded/ETM)	1,710	1,888,268
City of Virginia Beach VA Water & Sewer System Revenue 5.00%, 10/01/30	2,000	2,088,560

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Henrico VA Series 2008A 5.00%, 12/01/26	$1,000	$1,139,350
Series 2010 5.00%, 7/15/24	6,600	7,664,316
County of Henrico VA Water & Sewer Revenue 5.00%, 5/01/25	1,165	1,327,552
Series 2009A 5.00%, 5/01/27	1,200	1,358,400
County of Isle Wight VA Series 2008B 6.00%, 7/01/27	3,500	4,104,240
Culpeper County Economic Development Authority Series 2014 4.00%, 6/01/29	2,955	3,160,166
Dullles Town Center Community Development Authority 4.25%, 3/01/26	1,000	989,270
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	1,000	1,163,160
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) 5.00%, 4/01/28	8,635	9,624,139
Fairfax County Economic Development Authority (Goodwin House, Inc.) 5.00%, 10/01/22	1,000	1,085,860
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) 5.00%, 5/15/25	1,000	1,118,060
Series 2012 5.00%, 5/15/35	1,800	2,021,292
Series 2012D 5.00%, 5/15/27	4,000	4,650,360
Hampton Roads Sanitation District 5.00%, 4/01/25	6,650	7,427,451
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42	2,000	2,007,500

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrisonburg Industrial Development Authority (Rockingham Memorial Hospital) AMBAC 5.00%, 8/15/22-8/15/25	$7,850	$8,369,390
Henrico County Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) 5.00%, 11/01/30	2,000	2,221,340
James City County Economic Development Authority AGM 5.00%, 6/15/22	4,385	4,767,591
Lexington Industrial Development Authority (VMI Obligated Group) Series 2006B 5.00%, 12/01/30	3,885	4,397,432
Loudoun County Sanitation Authority 5.00%, 1/01/29	3,820	4,304,529
Montgomery County Industrial Development Authority/VA 5.00%, 2/01/24	2,000	2,210,560
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	250	283,778
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,881,504
5.65%, 3/20/44	1,660	1,661,444
Norfolk Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) 5.00%, 11/01/29	2,200	2,454,980
Northwestern Regional Jail Authority NATL 5.00%, 7/01/15 (Pre-refunded/ETM)	1,500	1,553,760
Prince William County Industrial Development Authority (George Mason University Foundation Prince William Life Sciences LAB LLC) 5.50%, 9/01/31	3,750	4,333,650
Reynolds Crossing Community Development Authority 5.10%, 3/01/21	921	923,662

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM 5.00%, 7/01/27	$3,000	$3,326,010
Tobacco Settlement Financing Corp/VA Series 2007B1 5.00%, 6/01/47	4,000	2,664,800
Town of Leesburg VA Series 2011A 5.00%, 1/15/24	2,040	2,382,557
Virginia College Building Authority Series 2005A 5.00%, 9/01/15 (Pre-refunded/ETM)	5,890	6,148,335
Virginia College Building Authority (Liberty University, Inc.) 5.25%, 3/01/29	5,000	5,662,000
Virginia College Building Authority (Roanoke College) 5.00%, 4/01/23	1,000	1,067,850
Virginia College Building Authority (Virginia College Building Authority State Lease) 5.00%, 9/01/16	5,615	5,850,156
Virginia Commonwealth University Health System Authority 5.00%, 7/01/27	1,000	1,146,220
Virginia Port Authority Series 2010 5.00%, 7/01/30	2,250	2,503,305
Virginia Resources Authority (Virginia Pooled Financing Program Infrastructure) Series 2011B 5.00%, 11/01/26	5,000	5,898,500
Virginia Resources Authority (Virginia Resources Authority SRF) 5.00%, 10/01/25	4,000	4,851,280
Series 2009 5.00%, 10/01/25	3,345	3,904,585
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) 5.25%, 1/01/32	2,500	2,692,400
5.50%, 1/01/42	1,000	1,072,820
Virginia Small Business Financing Authority (Wellmont Health System) Series 2007A 5.125%, 9/01/22	710	763,243

		169,539,604

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 2.4%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$3,945	$4,301,233
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	335	316,143
Salt Verde Financial Corp. (Citibank, Inc.) Series 2007 5.00%, 12/01/37	705	802,699

		5,420,075

California – 1.3%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,910	2,199,766
Series 2008A 5.50%, 8/15/23	660	746,315

		2,946,081

Colorado – 0.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	1,220	1,373,988

District of Columbia – 7.2%
Metropolitan Washington Airports Authority Series 2009C 5.125%, 10/01/34	5,130	5,774,020
Series 2012A 5.00%, 10/01/30	2,480	2,774,128
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(a)	4,300	4,441,556
Washington Metropolitan Area Transit Authority Series 2009A 5.25%, 7/01/27	3,000	3,458,220

		16,447,924

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.6%
Pinellas County Educational Facilities Authority (Barry University) 5.25%, 10/01/30	$1,000	$1,086,230
Series 2012 5.00%, 10/01/27	400	437,732

		1,523,962

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	515,320

Illinois – 0.2%
Plano Special Service Area No 3 (Plano Special Service Area No 3 Spl Tax) Series 2005A 5.95%, 3/01/28	413	420,475

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,685,376

New York – 4.0%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	1,120	1,206,184
5.00%, 6/01/22	5	5,356
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,514,498
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	1,275	1,415,620

		9,141,658

Puerto Rico – 1.7%
Puerto Rico Electric Power Authority NATL Series 2003N 5.25%, 7/01/21	2,000	2,061,640
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,583,397
Series 2008 5.125%, 12/01/27	290	294,043

		3,939,080

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 1.4%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$1,110	$1,330,213
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	653,890
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 6.75%, 6/30/43	1,000	1,199,410

		3,183,513

Washington – 0.8%
State of Washington AGM Series 2005B 5.00%, 7/01/15 (Pre-refunded/ETM)	1,335	1,383,354
Washington Higher Education Facilities Authority (Whitworth University) 5.00%, 10/01/32	400	437,596

		1,820,950

Wisconsin – 1.3%
Wisconsin Health & Educational Facilities Authority (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	2,700	2,951,046

Total Municipal Obligations (cost $207,284,695)		220,909,052

	Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(b)(c) (cost $5,122,043)	5,122,043	5,122,043

Total Investments – 98.7% (cost $212,406,738)		226,031,095
Other assets less liabilities – 1.3%		3,055,557

Net Assets – 100.0%		$229,086,652

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$7,000	12/01/17	SIFMA	*	3.792%	$664,966

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

As of September 30, 2014, the Fund held 11.9% of net assets in insured bonds (of this amount 27.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

	Arizona		Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $129,251,588 and $224,713,586, respectively)	$136,308,062		$241,946,367
Affiliated issuers (cost $945,887 and $3,448,764, respectively)	945,887		3,448,764
Cash	394		393
Interest and dividends receivable	1,663,539		3,442,819
Receivable for investment securities sold	165,000		– 0	–
Receivable for shares of beneficial interest sold	60,200		121,952
Unrealized appreciation on interest rate swaps	– 0	–	759,961

Total assets	139,143,082		249,720,256

Liabilities
Payable for floating rate notes issued(a)	3,465,000		– 0	–
Payable for investment securities purchased	1,151,090		– 0	–
Payable for shares of beneficial interest redeemed	588,598		147,298
Dividends payable	164,930		259,875
Distribution fee payable	46,195		90,018
Audit and tax fee payable	45,890		47,983
Advisory fee payable	31,369		72,362
Administrative fee payable	14,409		13,679
Transfer Agent fee payable	1,476		3,040
Accrued expenses	42,359		47,795

Total liabilities	5,551,316		682,050

Net Assets	$133,591,766		$249,038,206

Composition of Net Assets
Shares of beneficial interest, at par	$120,961		$219,315
Additional paid-in capital	130,366,069		234,553,699
Distributions in excess of net investment income	(74,074)		(161,574)
Accumulated net realized loss on investment transactions	(3,877,664)		(3,565,976)
Net unrealized appreciation on investments	7,056,474		17,992,742

	$133,591,766		$249,038,206

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$107,842,544	9,761,783	$11.05	*

Class B	$546,134	49,513	$11.03

Class C	$25,203,088	2,284,827	$11.03

Massachusetts Portfolio

Class A	$194,273,870	17,102,099	$11.36	*

Class B	$655,691	57,826	$11.34

Class C	$54,108,645	4,771,570	$11.34

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of Arizona Portfolio and Massachusetts Portfolio were $11.39 and $11.71, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Michigan		Minnesota
Assets
Investments in securities, at value
Unaffiliated issuers (cost $55,943,697 and $79,683,701, respectively)	$57,903,817		$84,293,738
Affiliated issuers (cost $0 and $352,034, respectively)	– 0	–	352,034
Cash	– 0	–	393
Interest receivable	829,847		1,071,468
Receivable for shares of beneficial interest sold	927		101,616
Unrealized appreciation on interest rate swaps	– 0	–	258,680

Total assets	58,734,591		86,077,929

Liabilities
Due to custodian	5,783		– 0	–
Payable for shares of beneficial interest redeemed	150,034		50,640
Audit and tax fee payable	45,890		47,983
Dividends payable	45,257		68,323
Distribution fee payable	24,744		29,467
Advisory fee payable	17,277		22,364
Legal fee payable	15,155		15,155
Administrative fee payable	14,408		13,679
Transfer Agent fee payable	1,672		1,490
Accrued expenses	15,594		16,744

Total liabilities	335,814		265,845

Net Assets	$58,398,777		$85,812,084

Composition of Net Assets
Shares of beneficial interest, at par	$56,546		$82,031
Additional paid-in capital	59,147,596		80,446,059
Distributions in excess of net investment income	(29,379)		(48,003)
Accumulated net realized gain (loss) on investment transactions	(2,736,106)		463,280
Net unrealized appreciation on investments	1,960,120		4,868,717

	$58,398,777		$85,812,084

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$39,075,057	3,781,589	$10.33	*

Class B	$374,454	36,312	$10.31

Class C	$18,949,266	1,836,654	$10.32

Minnesota Portfolio

Class A	$69,594,723	6,654,033	$10.46	*

Class B	$91,619	8,763.27	$10.45

Class C	$16,125,742	1,540,286	$10.47

*	The maximum offering price per share for Class A of Michigan Portfolio and Minnesota Portfolio were $10.65 and $10.78, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Statement of Assets & Liabilities

	New Jersey	Ohio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $117,700,986 and $111,999,091, respectively)	$126,283,354	$116,592,266
Affiliated issuers (cost $2,133,826 and $955,913, respectively)	2,133,826	955,913
Cash	393	393
Interest receivable	1,378,769	1,618,246
Receivable for shares of beneficial interest sold	564,720	178,272
Unrealized appreciation on interest rate swaps	249,093	266,071

Total assets	130,610,155	119,611,161

Liabilities
Dividends payable	165,960	108,650
Payable for shares of beneficial interest redeemed	61,506	24,867
Audit and tax fee payable	47,983	47,983
Distribution fee payable	47,662	45,929
Advisory fee payable	35,142	26,545
Administrative fee payable	13,679	13,679
Transfer Agent fee payable	2,070	1,757
Accrued expenses	37,164	38,380

Total liabilities	411,166	307,790

Net Assets	$130,198,989	$119,303,371

Composition of Net Assets
Shares of beneficial interest, at par	$133,358	$120,169
Additional paid-in capital	125,923,993	119,698,648
Distributions in excess of net investment income	(101,274)	(91,322)
Accumulated net realized loss on investment transactions	(4,588,549)	(5,283,370)
Net unrealized appreciation on investments	8,831,461	4,859,246

	$130,198,989	$119,303,371

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$100,038,557	10,247,985	$9.76	*

Class B	$466,168	47,746	$9.76

Class C	$29,694,264	3,040,034	$9.77

Ohio Portfolio

Class A	$87,684,772	8,830,899	$9.93	*

Class B	$209,297	21,098	$9.92

Class C	$31,409,302	3,164,861	$9.92

*	The maximum offering price per share for Class A of New Jersey Portfolio and Ohio Portfolio were $10.06 and $10.24, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Pennsylvania		Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $98,180,251 and $207,284,695, respectively)	$103,973,235		$220,909,052
Affiliated issuers (cost $110,459 and $5,122,043, respectively)	110,459		5,122,043
Cash	393		393
Interest receivable	1,186,938		2,804,505
Receivable for shares of beneficial interest sold	25,000		272,937
Unrealized appreciation on interest rate swaps	– 0	–	664,966

Total assets	105,296,025		229,773,896

Liabilities
Payable for shares of beneficial interest redeemed	240,112		208,984
Dividends payable	93,803		220,808
Audit and tax fee payable	45,890		47,983
Distribution fee payable	37,473		85,468
Advisory fee payable	29,318		66,186
Administrative fee payable	14,409		14,409
Transfer Agent fee payable	1,915		2,566
Accrued expenses	34,222		40,840

Total liabilities	497,142		687,244

Net Assets	$104,798,883		$229,086,652

Composition of Net Assets
Shares of beneficial interest, at par	$100,461		$206,019
Additional paid-in capital	101,819,546		220,086,163
Distributions in excess of net investment income	(52,157)		(199,948)
Accumulated net realized loss on investment transactions	(2,861,951)		(5,294,905)
Net unrealized appreciation on investments	5,792,984		14,289,323

	$104,798,883		$229,086,652

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$82,402,227	7,899,296	$10.43	*

Class B	$340,292	32,621	$10.43

Class C	$22,056,364	2,114,196	$10.43

Virginia Portfolio

Class A	$173,381,220	15,582,455	$11.13	*

Class B	$668,081	60,147	$11.11

Class C	$55,037,351	4,959,307	$11.10

*	The maximum offering price per share for Class A of Pennsylvania Portfolio and Virginia Portfolio were $10.75 and $11.47, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

	Arizona		Massachusetts
Investment Income
Interest	$6,128,600		$10,667,792
Dividends – Affiliated issuers	1,228		1,775

Total income	6,129,828		10,669,567

Expenses
Advisory fee (see Note B)	620,560		1,149,450
Distribution fee – Class A	331,181		591,210
Distribution fee – Class B	6,200		10,098
Distribution fee – Class C	268,887		573,534
Transfer agency – Class A	42,511		83,974
Transfer agency – Class B	257		463
Transfer agency – Class C	10,607		25,385
Custodian	86,320		104,159
Administrative	62,117		58,217
Audit and tax	46,933		49,026
Legal	29,713		29,713
Printing	12,421		27,874
Registration fees	9,709		5,400
Trustees’ fees	7,350		7,350
Miscellaneous	10,868		19,374

Total operating expenses before interest expense	1,545,634		2,735,227
Interest expense	17,191		– 0	–

Total expenses	1,562,825		2,735,227
Less: expenses waived and reimbursed by the Adviser (see Note B)	(277,436)		(227,160)

Net expenses	1,285,389		2,508,067

Net investment income	4,844,439		8,161,500

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(3,513,960)		(3,418,354)
Swaps	– 0	–	297,771
Net change in unrealized appreciation/depreciation of:
Investments	7,595,813		10,663,837
Swaps	– 0	–	(229,294)

Net gain on investment transactions	4,081,853		7,313,960

Net Increase in Net Assets from Operations	$8,926,292		$15,475,460

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Michigan		Minnesota
Investment Income
Interest	$2,809,480		$3,388,899
Dividends – Affiliated issuers	503		698

Total income	2,809,983		3,389,597

Expenses
Advisory fee (see Note B)	285,149		387,248
Distribution fee – Class A	129,081		206,297
Distribution fee – Class B	4,081		987
Distribution fee – Class C	199,314		171,906
Transfer agency – Class A	29,249		36,048
Transfer agency – Class B	340		70
Transfer agency – Class C	14,458		9,367
Custodian	76,629		79,675
Administrative	61,461		57,829
Audit and tax	46,933		49,026
Legal	29,713		29,713
Printing	9,928		11,197
Trustees’ fees	7,349		7,348
Registration fees	4,550		2,101
Miscellaneous	12,163		13,124

Total operating expenses	910,398		1,061,936
Less: expenses waived and reimbursed by the Adviser (see Note B)	(195,432)		(163,406)

Net expenses	714,966		898,530

Net investment income	2,095,017		2,491,067

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(2,272,902)		753,413
Swaps	– 0	–	140,382
Net change in unrealized appreciation/ depreciation of:
Investments	4,473,041		2,097,408
Swaps	– 0	–	(123,201)

Net gain on investment transactions	2,200,139		2,868,002

Net Increase in Net Assets from Operations	$4,295,156		$5,359,069

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Statement of Operations

	New Jersey		Ohio
Investment Income
Interest	$6,056,148		$5,501,196
Dividends – Affiliated issuers	755		507

Total income	6,056,903		5,501,703

Expenses
Advisory fee (see Note B)	607,102		568,140
Distribution fee – Class A	310,992		277,815
Distribution fee – Class B	7,486		4,544
Distribution fee – Class C	304,990		331,938
Transfer agency – Class A	53,840		50,571
Transfer agency – Class B	459		288
Transfer agency – Class C	16,105		18,502
Custodian	86,740		87,977
Administrative	57,829		57,829
Audit and tax	49,026		49,026
Legal	29,713		29,713
Printing	18,114		20,385
Trustees’ fees	7,348		7,350
Registration fees	1,976		1,502
Miscellaneous	16,452		10,971

Total operating expenses before interest expense	1,568,172		1,516,551
Interest expense	– 0	–	5,818

Total expenses	1,568,172		1,522,369
Less: expenses waived and reimbursed by the Adviser (see Note B)	(170,792)		(207,861)

Net expenses	1,397,380		1,314,508

Net investment income	4,659,523		4,187,195

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(2,316,089)		(3,798,925)
Swaps	122,060		144,393
Net change in unrealized appreciation/ depreciation of:
Investments	5,358,995		5,316,233
Swaps	(105,645)		(126,721)

Net gain on investment transactions	3,059,321		1,534,980

Net Increase in Net Assets from Operations	$7,718,844		$5,722,175

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Pennsylvania		Virginia
Investment Income
Interest	$4,454,377		$9,401,801
Dividends – Affiliated issuers	819		3,027

Total income	4,455,196		9,404,828

Expenses
Advisory fee (see Note B)	478,611		1,034,529
Distribution fee – Class A	250,311		521,037
Distribution fee – Class B	6,197		9,631
Distribution fee – Class C	223,013		552,534
Transfer agency – Class A	48,080		68,306
Transfer agency – Class B	462		433
Transfer agency – Class C	13,103		22,172
Custodian	81,548		101,341
Administrative	75,727		62,117
Audit and tax	46,933		49,026
Legal	36,594		29,713
Printing	14,747		21,905
Trustees’ fees	7,350		7,350
Registration fees	1,539		3,466
Miscellaneous	12,984		17,521

Total operating expenses	1,297,199		2,501,081
Less: expenses waived and reimbursed by the Adviser (see Note B)	(177,497)		(264,343)

Net expenses	1,119,702		2,236,738

Net investment income	3,335,494		7,168,090

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(2,861,951)		(2,080,093)
Swaps	– 0	–	260,551
Net change in unrealized appreciation/depreciation of:
Investments	6,456,895		11,120,506
Swaps	– 0	–	(200,632)

Net gain on investment transactions	3,594,944		9,100,332

Net Increase in Net Assets from Operations	$6,930,438		$16,268,422

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,844,439	$5,815,685
Net realized loss on investment transactions	(3,513,960)	(40,093)
Net change in unrealized appreciation/depreciation of investments	7,595,813	(10,659,743)

Net increase (decrease) in net assets from operations	8,926,292	(4,884,151)
Dividends to Shareholders from
Net investment income
Class A	(4,029,599)	(4,789,192)
Class B	(18,362)	(43,569)
Class C	(796,478)	(982,924)
Transactions in Shares of Beneficial Interest
Net decrease	(18,661,575)	(19,293,603)

Total decrease	(14,579,722)	(29,993,439)
Net Assets
Beginning of period	148,171,488	178,164,927

End of period (including distributions in excess of net investment income of ($74,074) and ($74,074), respectively)	$133,591,766	$148,171,488

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,161,500		$9,220,566
Net realized gain (loss) on investment transactions	(3,120,583)		392,189
Net change in unrealized appreciation/depreciation of investments	10,434,543		(21,166,320)

Net increase (decrease) in net assets from operations	15,475,460		(11,553,565)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,835,497)		(7,732,378)
Class B	(28,357)		(47,653)
Class C	(1,596,381)		(1,916,098)
Net realized gain on investment transactions
Class A	– 0	–	(897,251)
Class B	– 0	–	(7,389)
Class C	– 0	–	(276,177)
Transactions in Shares of Beneficial Interest
Net decrease	(25,930,851)		(15,998,480)

Total decrease	(18,915,626)		(38,428,991)
Net Assets
Beginning of period	267,953,832		306,382,823

End of period (including distributions in excess of net investment income of ($161,574) and ($160,610), respectively)	$249,038,206		$267,953,832

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,095,017		$2,858,738
Net realized loss on investment transactions	(2,272,902)		(106,504)
Net change in unrealized appreciation/depreciation of investments	4,473,041		(8,015,874)

Net increase (decrease) in net assets from operations	4,295,156		(5,263,640)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,518,517)		(2,313,309)
Class B	(11,588)		(20,237)
Class C	(564,912)		(746,096)
Net realized gain on investment transactions
Class A	– 0	–	(586,507)
Class B	– 0	–	(7,572)
Class C	– 0	–	(229,724)
Transactions in Shares of Beneficial Interest
Net decrease	(15,153,406)		(20,575,883)

Total decrease	(12,953,267)		(29,742,968)
Net Assets
Beginning of period	71,352,044		101,095,012

End of period (including distributions in excess of net investment income of ($29,379) and ($29,379), respectively)	$58,398,777		$71,352,044

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,491,067		$2,951,065
Net realized gain (loss) on investment transactions	893,795		(63,333)
Net change in unrealized appreciation/depreciation of investments	1,974,207		(5,518,724)

Net increase (decrease) in net assets from operations	5,359,069		(2,630,992)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,199,013)		(2,566,960)
Class B	(2,473)		(4,246)
Class C	(429,536)		(518,183)
Net realized gain on investment transactions
Class A	– 0	–	(285,535)
Class B	– 0	–	(646)
Class C	– 0	–	(74,685)
Transactions in Shares of Beneficial Interest
Net decrease	(8,329,236)		(10,181,532)

Total decrease	(5,601,189)		(16,262,779)
Net Assets
Beginning of period	91,413,273		107,676,052

End of period (including distributions in excess of net investment income of ($48,003) and ($48,430), respectively)	$85,812,084		$91,413,273

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,659,523	$5,110,630
Net realized loss on investment transactions	(2,194,029)	(1,584,884)
Net change in unrealized appreciation/depreciation of investments	5,253,350	(9,298,832)

Net increase (decrease) in net assets from operations	7,718,844	(5,773,086)
Dividends to Shareholders from
Net investment income
Class A	(3,842,390)	(4,195,798)
Class B	(22,686)	(40,926)
Class C	(916,639)	(994,496)
Transactions in Shares of Beneficial Interest
Net decrease	(19,610,488)	(4,394,903)

Total decrease	(16,673,359)	(15,399,209)
Net Assets
Beginning of period	146,872,348	162,271,557

End of period (including distributions in excess of net investment income of ($101,274) and ($101,142), respectively)	$130,198,989	$146,872,348

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,187,195		$5,064,978
Net realized loss on investment transactions	(3,654,532)		(1,261,143)
Net change in unrealized appreciation/depreciation of investments	5,189,512		(10,534,910)

Net increase (decrease) in net assets from operations	5,722,175		(6,731,075)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,348,092)		(4,016,063)
Class B	(13,479)		(35,315)
Class C	(969,577)		(1,155,877)
Net realized gain on investment transactions
Class A	– 0	–	(550,225)
Class B	– 0	–	(7,570)
Class C	– 0	–	(203,179)
Transactions in Shares of Beneficial Interest
Net decrease	(24,310,367)		(11,427,265)

Total decrease	(22,919,340)		(24,126,569)
Net Assets
Beginning of period	142,222,711		166,349,280

End of period (including distributions in excess of net investment income of ($91,322) and ($91,762), respectively)	$119,303,371		$142,222,711

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,335,494	$3,966,909
Net realized gain (loss) on investment transactions	(2,861,951)	412,915
Net change in unrealized appreciation/depreciation of investments	6,456,895	(9,587,520)

Net increase (decrease) in net assets from operations	6,930,438	(5,207,696)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,742,320)	(3,239,716)
Class B	(16,214)	(34,350)
Class C	(576,960)	(692,843)
Net realized gain on investment transactions
Class A	(264,229)	(885,298)
Class B	(2,443)	(13,485)
Class C	(70,468)	(244,972)
Transactions in Shares of Beneficial Interest
Net decrease	(11,347,968)	(12,091,272)

Total decrease	(8,090,164)	(22,409,632)
Net Assets
Beginning of period	112,889,047	135,298,679

End of period (including distributions in excess of net investment income of ($52,157) and ($50,558), respectively)	$104,798,883	$112,889,047

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,168,090		$8,303,071
Net realized loss on investment transactions	(1,819,542)		(2,958,276)
Net change in unrealized appreciation/depreciation of investments	10,919,874		(19,024,813)

Net increase (decrease) in net assets from operations	16,268,422		(13,680,018)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(5,904,701)		(6,835,735)
Class B	(26,394)		(42,342)
Class C	(1,498,388)		(1,682,113)
Net realized gain on investment transactions
Class A	– 0	–	(1,835,070)
Class B	– 0	–	(16,131)
Class C	– 0	–	(583,634)
Transactions in Shares of Beneficial Interest
Net decrease	(26,642,385)		(31,936,931)

Total decrease	(17,803,446)		(56,611,974)
Net Assets
Beginning of period	246,890,098		303,502,072

End of period (including distributions in excess of net investment income of ($199,948) and ($199,106), respectively)	$229,086,652		$246,890,098

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. On August 7, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to May 31. The Fund operates as a series company currently comprised of eight portfolios: Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2014:

Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$126,333,585		$9,974,477		$136,308,062
Short-Term Investments		945,887		– 0	–	– 0	–	945,887

Total Investments in Securities		945,887		126,333,585		9,974,477		137,253,949
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$945,887		$126,333,585		$9,974,477		$137,253,949

Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$234,461,356		$7,485,011		$241,946,367
Short-Term Investments		3,448,764		– 0	–	– 0	–	3,448,764

Total Investments in Securities		3,448,764		234,461,356		7,485,011		245,395,131
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	759,961		– 0	–	759,961
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$3,448,764		$235,221,317		$7,485,011		$246,155,092

Michigan Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$53,751,303		$4,152,514		$57,903,817

Total Investments in Securities		– 0	–	53,751,303		4,152,514		57,903,817
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$53,751,303		$4,152,514		$57,903,817

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Notes to Financial Statements

Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$84,293,738		$ – 0	–	$84,293,738
Short-Term Investments		352,034		– 0	–	– 0	–	352,034

Total Investments in Securities		352,034		84,293,738		– 0	–	84,645,772
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	258,680		– 0	–	258,680
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$352,034		$84,552,418		$ – 0	–	$84,904,452

New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$122,187,871		$4,095,483		$126,283,354
Short-Term Investments		2,133,826		– 0	–	– 0	–	2,133,826

Total Investments in Securities		2,133,826		122,187,871		4,095,483		128,417,180
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	249,093		– 0	–	249,093
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$2,133,826		$122,436,964		$4,095,483		$128,666,273

Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$108,912,974		$7,679,292		$116,592,266
Short-Term Investments		955,913		– 0	–	– 0	–	955,913

Total Investments in Securities		955,913		108,912,974		7,679,292		117,548,179
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	266,071		– 0	–	266,071
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$955,913		$109,179,045		$7,679,292		$117,814,250

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$100,336,554		$3,636,681		$103,973,235
Short-Term Investments		110,459		– 0	–	– 0	–	110,459

Total Investments in Securities		110,459		100,336,554		3,636,681		104,083,694
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$110,459		$100,336,554		$3,636,681		$104,083,694

Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$214,955,934		$5,953,118		$220,909,052
Short-Term Investments		5,122,043		– 0	–	– 0	–	5,122,043

Total Investments in Securities		5,122,043		214,955,934		5,953,118		226,031,095
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	664,966		– 0	–	664,966
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$5,122,043		$215,620,900		$5,953,118		$226,696,061

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$12,894,560		$12,894,560
Accrued discounts/(premiums)	9,387		9,387
Realized gain (loss)	22,034		22,034
Change in unrealized appreciation/depreciation	179,518		179,518
Purchases	– 0	–	– 0	–
Sales	(3,131,022)		(3,131,022)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$9,974,477		$9,974,477

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$188,957		$188,957

Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$8,916,723		$8,916,723
Accrued discounts/(premiums)	(27,943)		(27,943)
Realized gain (loss)	(354,628)		(354,628)
Change in unrealized appreciation/depreciation	199,972		199,972
Purchases	156,259		156,259
Sales	(1,405,372)		(1,405,372)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$7,485,011		$7,485,011

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(74,568)		$(74,568)

Michigan Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$5,565,705		$5,565,705
Accrued discounts/(premiums)	9,018		9,018
Realized gain (loss)	(371,853)		(371,853)
Change in unrealized appreciation/depreciation	327,649		327,649
Purchases	161,142		161,142
Sales	(1,539,147)		(1,539,147)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$4,152,514		$4,152,514

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$39,774		$39,774

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$5,891,416		$5,891,416
Accrued discounts/(premiums)	(2,179)		(2,179)
Realized gain (loss)	(504,585)		(504,585)
Change in unrealized appreciation/depreciation	474,818		474,818
Purchases	251,428		251,428
Sales	(2,015,415)		(2,015,415)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$4,095,483		$4,095,483

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$83,404		$83,404

Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$11,276,765		$11,276,765
Accrued discounts/(premiums)	(2,330)		(2,330)
Realized gain (loss)	(2,104,276)		(2,104,276)
Change in unrealized appreciation/depreciation	385,377		385,377
Purchases	207,480		207,480
Sales	(2,083,724)		(2,083,724)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$7,679,292		$7,679,292

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$72,542		$72,542

Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$7,567,046		$7,567,046
Accrued discounts/(premiums)	9,809		9,809
Realized gain (loss)	(385,533)		(385,533)
Change in unrealized appreciation/depreciation	395,408		395,408
Purchases	180,675		180,675
Sales	(4,130,724)		(4,130,724)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$3,636,681		$3,636,681

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$62,099		$62,099

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Notes to Financial Statements

Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$6,582,073		$6,582,073
Accrued discounts/(premiums)	8,904		8,904
Realized gain (loss)	(384,722)		(384,722)
Change in unrealized appreciation/depreciation	981,674		981,674
Purchases	– 0	–	– 0	–
Sales	(1,234,811)		(1,234,811)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$5,953,118		$5,953,118

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$616,614		$616,614

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of September 30, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Prior to February 1, 2013
Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.95%	1.65%	1.65%
Virginia	.72%	1.42%	1.42%

	Effective February 1, 2013
Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	.90%	1.60%	1.60%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.90%	1.60%	1.60%
Virginia	.80%	1.50%	1.50%

The Expense Caps will extend through January 31, 2015 and then may be extended by the Adviser for additional one year terms. For the year ended September 30, 2014, such waiver/reimbursement amounted to $277,436, $227,160, $195,432, $163,406, $170,792, $207,861, $177,497 and $264,343 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended September 30, 2014, the reimbursement for such services amounted to $62,117, $58,217, $61,461, $57,829, $57,829, $57,829, $75,727 and $62,117 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

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providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2014, such compensation retained by ABIS amounted to: $18,073, $36,788, $20,030, $18,161, $25,415, $22,081, $23,566 and $31,213 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2014 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B		Class C
Arizona	$30		$600		$48		$5,175
Massachusetts	– 0	–	55,241		214		7,897
Michigan	– 0	–	– 0	–	– 0	–	2,395
Minnesota	56		11,980		– 0	–	3,559
New Jersey	182		– 0	–	1,065		5,025
Ohio	– 0	–	144		121		1,582
Pennsylvania	– 0	–	– 0	–	105		412
Virginia	54		– 0	–	– 0	–	1,191

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2014 is as follows:

Portfolio	Market Value September 30, 2013 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2014 (000)		Dividend Income (000)
Arizona	$	– 0	–	$34,480	$33,534	$946		$1
Massachusetts		7,753		39,390	43,694	3,449		2
Michigan		202		12,809	13,011	– 0	–	1
Minnesota		149		14,098	13,895	352		1
New Jersey		– 0	–	20,288	18,154	2,134		1
Ohio		77		22,657	21,778	956		1
Pennsylvania		583		25,276	25,749	110		1
Virginia		3,389		35,858	34,125	5,122		3

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NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,383,200	$2,124,008
Massachusetts	3,332,597	3,822,402
Michigan	3,154,940	4,495,007
Minnesota	2,639,463	2,791,906
New Jersey	5,241,385	3,683,786
Ohio	4,272,273	3,958,954
Pennsylvania	3,520,873	3,501,765
Virginia	3,538,425	3,200,917

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2014, were as follows:

Portfolio	Purchases	Sales
Arizona	$20,510,654	$34,528,511
Massachusetts	21,875,452	41,165,308
Michigan	7,319,117	21,481,206
Minnesota	16,198,670	24,168,809
New Jersey	20,787,524	42,052,482
Ohio	21,111,714	43,754,800
Pennsylvania	26,472,085	36,890,462
Virginia	17,510,841	44,607,854

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There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2014.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
Arizona	$126,734,315	$7,256,970	$(211,195)	$7,045,775
Massachusetts	228,162,350	17,304,299	(71,518)	17,232,781
Michigan	55,943,697	2,153,013	(192,893)	1,960,120
Minnesota	80,062,213	4,701,146	(117,587)	4,583,559
New Jersey	119,840,896	8,917,483	(341,199)	8,576,284
Ohio	112,955,004	4,933,824	(340,649)	4,593,175
Pennsylvania	98,290,710	6,130,668	(337,684)	5,792,984
Virginia	212,406,738	14,024,312	(399,955)	13,624,357

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the

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Notes to Financial Statements

Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in the net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2014, the Massachusetts Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio and Virginia Portfolio held interest rate swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract

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counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014, the Portfolios had entered into the following derivatives:

Massachusetts Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$759,961

Total		$759,961

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$297,771	$(229,294)

Total		$297,771	$(229,294)

Minnesota Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$258,680

Total		$258,680

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$140,382	$(123,201)

Total		$140,382	$(123,201)

New Jersey Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$249,093

Total		$249,093

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The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$122,060	$(105,645)

Total		$122,060	$(105,645)

Ohio Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$266,071

Total		$266,071

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$144,393	$(126,721)

Total		$144,393	$(126,721)

Virginia Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$664,966

Total		$664,966

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$260,551	$(200,632)

Total		$260,551	$(200,632)

The following table represents the volume of the Portfolios’ derivative transactions during the year ended September 30, 2014:

Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$8,000,000

Minnesota Portfolio
Interest Rate Swaps:
Average notional amount	$3,500,000

New Jersey Portfolio
Interest Rate Swaps:
Average notional amount	$3,000,000

Ohio Portfolio
Interest Rate Swaps:
Average notional amount	$3,600,000

Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2014:

Massachusetts Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$759,961	$	– 0	–	$	– 0	–	$(759,961)	$	– 0	–

Total	$759,961	$	– 0	–	$	– 0	–	$(759,961)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Minnesota Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$258,680	$	– 0	–	$	– 0	–	$	– 0	–	$258,680

Total	$258,680	$	– 0	–	$	– 0	–	$	– 0	–	$258,680	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New Jersey Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$249,093	$	– 0	–	$	– 0	–	$	– 0	–	$249,093

Total	$249,093	$	– 0	–	$	– 0	–	$	– 0	–	$249,093	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Notes to Financial Statements

Ohio Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$266,071	$	– 0	–	$	– 0	–	$	– 0	–	$266,071

Total	$266,071	$	– 0	–	$	– 0	–	$	– 0	–	$266,071	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Virginia Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$664,966	$	– 0	–	$	– 0	–	$(664,966)	$	– 0	–

Total	$664,966	$	– 0	–	$	– 0	–	$(664,966)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	573,931	1,188,942	$6,229,413	$13,490,387

Shares issued in reinvestment of dividends	197,667	233,895	2,145,607	2,615,961

Shares converted from Class B	15,273	74,761	165,251	823,197

Shares redeemed	(1,976,025)	(2,885,294)	(21,313,971)	(31,889,902)

Net decrease	(1,189,154)	(1,387,696)	$(12,773,700)	$(14,960,357)

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	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B
Shares sold	56	265	$600	$2,967

Shares issued in reinvestment of dividends	448	1,593	4,843	17,870

Shares converted to Class A	(15,291)	(74,879)	(165,251)	(823,197)

Shares redeemed	(7,537)	(24,830)	(80,627)	(272,310)

Net decrease	(22,324)	(97,851)	$(240,435)	$(1,074,670)

Class C
Shares sold	161,530	365,747	$1,753,211	$4,117,392

Shares issued in reinvestment of dividends	43,748	55,193	473,861	615,886

Shares redeemed	(730,001)	(724,508)	(7,874,512)	(7,991,854)

Net decrease	(524,723)	(303,568)	$(5,647,440)	$(3,258,576)

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	2,878,225	3,914,666	$32,138,616	$45,828,980

Shares issued in reinvestment of dividends and distributions	316,758	387,628	3,549,776	4,496,991

Shares converted from Class B	58,212	40,222	650,814	466,860

Shares redeemed	(4,457,081)	(5,685,750)	(49,734,756)	(64,855,798)

Net decrease	(1,203,886)	(1,343,234)	$(13,395,550)	$(14,062,967)

Class B
Shares sold	3,156	2,370	$34,700	$28,336

Shares issued in reinvestment of dividends and distributions	1,696	2,632	18,927	30,540

Shares converted to Class A	(58,317)	(40,294)	(650,814)	(466,860)

Shares redeemed	(18,049)	(23,008)	(200,683)	(268,361)

Net decrease	(71,514)	(58,300)	$(797,870)	$(676,345)

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Notes to Financial Statements

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C
Shares sold	259,405	1,149,243	$2,896,903	$13,494,846

Shares issued in reinvestment of dividends and distributions	109,150	147,143	1,220,343	1,705,626

Shares redeemed	(1,427,441)	(1,447,850)	(15,854,677)	(16,459,640)

Net decrease	(1,058,886)	(151,464)	$(11,737,431)	$(1,259,168)

	Michigan Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	124,440	978,540	$1,263,820	$10,600,549

Shares issued in reinvestment of dividends and distributions	97,411	181,599	985,982	1,946,328

Shares converted from Class B	7,724	39,457	78,133	423,211

Shares redeemed	(1,340,398)	(2,796,780)	(13,490,700)	(29,188,908)

Net decrease	(1,110,823)	(1,597,184)	$(11,162,765)	$(16,218,820)

Class B
Shares sold	1,292	1,293	$13,032	$13,718

Shares issued in reinvestment of dividends and distributions	1,121	2,462	11,324	26,440

Shares converted to Class A	(7,739)	(39,531)	(78,133)	(423,211)

Shares redeemed	(3,414)	(10,528)	(34,204)	(107,843)

Net decrease	(8,740)	(46,304)	$(87,981)	$(490,896)

Class C
Shares sold	75,249	267,702	$755,436	$2,888,217

Shares issued in reinvestment of dividends and distributions	40,327	67,307	407,477	719,815

Shares redeemed	(506,596)	(715,855)	(5,065,573)	(7,474,199)

Net decrease	(391,020)	(380,846)	$(3,902,660)	$(3,866,167)

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Notes to Financial Statements

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	876,484	1,223,236	$8,989,925	$13,002,342

Shares issued in reinvestment of dividends and distributions	139,095	183,756	1,430,970	1,933,168

Shares converted from Class B	3,393	5,508	34,544	56,149

Shares redeemed	(1,496,713)	(2,215,497)	(15,268,596)	(22,991,123)

Net decrease	(477,741)	(802,997)	$(4,813,157)	$(7,999,464)

Class B
Shares sold	30	31	$304	$330

Shares issued in reinvestment of dividends and distributions	230	369	2,363	3,882

Shares converted to Class A	(3,393)	(5,508)	(34,544)	(56,149)

Shares redeemed	(800)	(501)	(8,075)	(5,359)

Net decrease	(3,933)	(5,609)	$(39,952)	$(57,296)

Class C
Shares sold	122,771	333,610	$1,262,819	$3,534,159

Shares issued in reinvestment of dividends and distributions	29,753	40,859	306,206	430,478

Shares redeemed	(492,938)	(586,237)	(5,045,152)	(6,089,409)

Net decrease	(340,414)	(211,768)	$(3,476,127)	$(2,124,772)

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	961,030	2,126,030	$9,252,855	$21,339,762

Shares issued in reinvestment of dividends	187,608	204,166	1,810,822	2,034,453

Shares converted from Class B	45,212	78,288	435,607	786,292

Shares redeemed	(2,789,281)	(2,567,219)	(26,769,741)	(25,351,737)

Net decrease	(1,595,431)	(158,735)	$(15,270,457)	$(1,191,230)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B
Shares sold	19,808	1,567	$189,258	$15,741

Shares issued in reinvestment of dividends	1,848	2,790	17,827	27,948

Shares converted to Class A	(45,210)	(78,281)	(435,607)	(786,292)

Shares redeemed	(31,158)	(18,947)	(299,274)	(189,401)

Net decrease	(54,712)	(92,871)	$(527,796)	$(932,004)

Class C
Shares sold	212,766	467,610	$2,057,122	$4,738,099

Shares issued in reinvestment of dividends	63,305	69,028	611,306	688,190

Shares redeemed	(675,053)	(774,695)	(6,480,663)	(7,697,958)

Net decrease	(398,982)	(238,057)	$(3,812,235)	$(2,271,669)

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	862,908	1,883,637	$8,425,806	$19,679,304

Shares issued in reinvestment of dividends and distributions	207,644	273,349	2,034,219	2,824,080

Shares converted from Class B	58,886	60,864	576,380	631,943

Shares redeemed	(2,854,557)	(3,054,091)	(27,848,488)	(30,953,383)

Net decrease	(1,725,119)	(836,241)	$(16,812,083)	$(7,818,056)

Class B
Shares sold	430	2,382	$4,200	$25,172

Shares issued in reinvestment of dividends and distributions	1,236	3,439	12,065	35,673

Shares converted to Class A	(58,952)	(60,930)	(576,380)	(631,943)

Shares redeemed	(4,307)	(35,573)	(41,975)	(365,061)

Net decrease	(61,593)	(90,682)	$(602,090)	$(936,159)

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C
Shares sold	143,044	383,989	$1,403,469	$4,033,049

Shares issued in reinvestment of dividends and distributions	68,062	92,735	666,213	958,252

Shares redeemed	(919,712)	(757,205)	(8,965,876)	(7,664,351)

Net decrease	(708,606)	(280,481)	$(6,896,194)	$(2,673,050)

	Pennsylvania Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	358,028	1,561,453	$3,648,627	$16,232,417

Shares issued in reinvestment of dividends and distributions	172,726	236,067	1,766,875	2,518,277

Shares converted from Class B	47,221	57,519	486,155	608,258

Shares redeemed	(1,401,858)	(2,725,618)	(14,261,253)	(28,187,212)

Net decrease	(823,883)	(870,579)	$(8,359,596)	$(8,828,260)

Class B
Shares sold	759	1,427	$7,696	$15,142

Shares issued in reinvestment of dividends and distributions	1,376	3,182	14,022	34,072

Shares converted to Class A	(47,224)	(57,519)	(486,155)	(608,258)

Shares redeemed	(11,452)	(13,116)	(116,254)	(131,699)

Net decrease	(56,541)	(66,026)	$(580,691)	$(690,743)

Class C
Shares sold	85,052	291,849	$872,643	$3,129,810

Shares issued in reinvestment of dividends and distributions	47,112	66,935	481,565	714,550

Shares redeemed	(370,534)	(613,962)	(3,761,889)	(6,416,629)

Net decrease	(238,370)	(255,178)	$(2,407,681)	$(2,572,269)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	1,190,701	3,128,386	$12,915,731	$35,524,772

Shares issued in reinvestment of dividends and distributions	307,132	464,665	3,347,004	5,274,230

Shares converted from Class B	57,896	44,519	629,118	494,223

Shares redeemed	(3,397,801)	(5,870,650)	(36,619,917)	(64,514,873)

Net decrease	(1,842,072)	(2,233,080)	$(19,728,064)	$(23,221,648)

Class B
Shares sold	895	3,500	$9,700	$39,038

Shares issued in reinvestment of dividends and distributions	1,472	3,352	15,963	38,167

Shares converted to Class A	(57,997)	(44,599)	(629,118)	(494,223)

Shares redeemed	(2,810)	(23,333)	(30,238)	(264,799)

Net decrease	(58,440)	(61,080)	$(633,693)	$(681,817)

Class C
Shares sold	350,918	725,190	$3,819,264	$8,247,021

Shares issued in reinvestment of dividends and distributions	101,472	152,900	1,102,530	1,732,536

Shares redeemed	(1,039,994)	(1,641,201)	(11,202,422)	(18,013,023)

Net decrease	(587,604)	(763,111)	$(6,280,628)	$(8,033,466)

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Notes to Financial Statements

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Indemnification Risk—In the ordinary course of business, a Portfolio enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended September 30, 2014.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

Arizona Portfolio	2014		2013
Distributions paid from:
Ordinary income	$23,819		$23,246
Long-term capital gains	– 0	–	84,324

Total taxable distributions	23,819		107,570
Tax exempt distributions	4,820,620		5,708,115

Total distributions paid	$4,844,439		$5,815,685

Massachusetts Portfolio	2014		2013
Distributions paid from:
Ordinary income	$258,707		$398,461
Long-term capital gains	– 0	–	1,178,169

Total taxable distributions	258,707		1,576,630
Tax exempt distributions	8,201,528		9,300,316

Total distributions paid	$8,460,235		$10,876,946

Michigan Portfolio	2014		2013
Distributions paid from:
Ordinary income	$6,802		$177,114
Long-term capital gains	– 0	–	884,582

Total taxable distributions	6,802		1,061,696
Tax exempt distributions	2,088,215		2,841,749

Total distributions paid	$2,095,017		$3,903,445

Minnesota Portfolio	2014		2013
Distributions paid from:
Ordinary income	$115,117		$113,212
Long-term capital gains	– 0	–	413,065

Total taxable distributions	115,117		526,277
Tax exempt distributions	2,515,905		2,923,978

Total distributions paid	$2,631,022		$3,450,255

New Jersey Portfolio	2014		2013
Distributions paid from:
Ordinary income	$118,332		$114,455

Total taxable distributions	118,332		114,455
Tax exempt distributions	4,663,383		5,116,765

Total distributions paid	$4,781,715		$5,231,220

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Ohio Portfolio	2014		2013
Distributions paid from:
Ordinary income	$133,123		$129,053
Long-term capital gains	– 0	–	826,450

Total taxable distributions	133,123		955,503
Tax exempt distributions	4,198,025		5,012,726

Total distributions paid	$4,331,148		$5,968,229

Pennsylvania Portfolio	2014		2013
Distributions paid from:
Ordinary income	$15,984		$132,142
Long-term capital gains	335,541		1,205,033

Total taxable distributions	351,525		1,337,175
Tax exempt distributions	3,321,109		3,773,489

Total distributions paid	$3,672,634		$5,110,664

Virginia Portfolio	2014		2013
Distributions paid from:
Ordinary income	$265,735		$263,447
Long-term capital gains	– 0	–	2,215,169

Total taxable distributions	265,735		2,478,616
Tax exempt distributions	7,163,748		8,516,409

Total distributions paid	$7,429,483		$10,995,025

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Arizona	$90,856	$	– 0	–	$(3,866,964)	$7,045,776	$3,269,668
Massachusetts	122,476	– 0	–	(3,565,976)	17,968,567	14,525,067
Michigan	15,878	– 0	–	(2,736,106)	1,960,120	(760,108)
Minnesota	43,172	489,758	– 0	–	4,819,387	5,352,317
New Jersey	88,636	– 0	–	(4,582,465)	8,801,427	4,307,598
Ohio	40,832	– 0	–	(5,283,370)	4,835,742	(406,796)
Pennsylvania	41,646	– 0	–	(2,861,951)	5,792,984	2,972,679
Virginia	42,012	– 0	–	(5,294,905)	14,268,170	9,015,277

(a)	These amounts represent 100% tax exempt income.

(b)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. As of September 30, 2014, the Michigan Portfolio elected to defer $74,190 of post-October short-term capital losses and $2,006,342 of post-October long-term capital losses. These losses are deemed to arise on October 1, 2014. As of September 30, 2014 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of tender option bonds.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount		Expiration
Arizona	$474,243		$3,392,721		No expiration
Massachusetts	125,998		3,439,978		No expiration
Michigan	655,574		– 0	–	No expiration
New Jersey	236,173		n/a		2018
New Jersey	95,620		n/a		2019
New Jersey	2,303,498		1,947,174		No expiration
Ohio	1,540,088		3,743,282		No expiration
Pennsylvania	– 0	–	2,861,951		No expiration
Virginia	1,430,371		3,864,534		No expiration

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio — primarily due to the tax treatment of swaps and the redesignation of dividends — is reflected as an adjustment to the components of capital as of September 30, 2014 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income (Loss)			Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Arizona	$	– 0	–	$	– 0	–	$	– 0	–
Massachusetts		– 0	–		297,771			(297,771)
Michigan		– 0	–		– 0	–		– 0	–
Minnesota		– 0	–		140,382			(140,382)
New Jersey		– 0	–		122,060			(122,060)
Ohio		– 0	–		144,393			(144,393)
Pennsylvania		– 0	–		(1,599)			1,599
Virginia		– 0	–		260,551			(260,551)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the “Fixed Rate Bond” into a Special Purpose Vehicle

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Notes to Financial Statements

(the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At September 30, 2014, the amount of Floating Rate Notes outstanding was $3,465,000 and the related interest rate was 0.08% for the Arizona Portfolio.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the year ended September 30, 2014, the Portfolios did not engage in such transactions.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.72	$ 11.41	$ 10.95	$ 11.17	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.40	.40	.43	.45	.44
Net realized and unrealized gain (loss) on investment transactions	.33	(.69)	.46	(.13)	.15

Net increase (decrease) in net asset value from operations	.73	(.29)	.89	.32	.59

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.40)	(.43)	(.46)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.40)	(.40)	(.43)	(.54)	(.44)

Net asset value, end of period	$ 11.05	$ 10.72	$ 11.41	$ 10.95	$ 11.17

Total Return
Total investment return based on net asset value(c)	6.90%	(2.65)%	8.27%	3.07%	5.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,843	$117,342	$140,768	$134,466	$159,374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.79%	.79%	.79%	.78%	.78	%+
Expenses, before waivers/reimbursements(d)	.99%	.93%	.95%	.95%	.94	%+
Net investment income(a)	3.65%	3.54%	3.85%	4.22%	4.06	%+
Portfolio turnover rate	15%	24%	17%	2%	10%

See footnote summary on pages 156-157.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Income From Investment Operations
Net investment income(a)(b)	.32	.32	.35	.38	.37
Net realized and unrealized gain (loss) on investment transactions	.33	(.69)	.46	(.14)	.14

Net increase (decrease) in net asset value from operations	.65	(.37)	.81	.24	.51

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.32)	(.35)	(.38)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.32)	(.32)	(.35)	(.46)	(.37)

Net asset value, end of period	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Total Return
Total investment return based on net asset value(c)	6.17%	(3.34)%	7.54%	2.36%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$546	$769	$1,933	$2,330	$4,535
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.49%	1.49%	1.48%	1.48	%+
Expenses, before waivers/reimbursements(d)	1.70%	1.63%	1.67%	1.67%	1.65	%+
Net investment income(a)	2.96%	2.83%	3.17%	3.53%	3.37	%+
Portfolio turnover rate	15%	24%	17%	2%	10%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Income From Investment Operations
Net investment income(a)(b)	.32	.32	.35	.38	.37
Net realized and unrealized gain (loss) on investment transactions	.33	(.69)	.46	(.14)	.14

Net increase (decrease) in net asset value from operations	.65	(.37)	.81	.24	.51

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.32)	(.35)	(.38)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.32)	(.32)	(.35)	(.46)	(.37)

Net asset value, end of period	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Total Return
Total investment return based on net asset value(c)	6.17%	(3.34)%	7.54%	2.35%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,203	$30,060	$35,464	$32,103	$37,623
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.49%	1.49%	1.48%	1.48	%+
Expenses, before waivers/reimbursements(d)	1.70%	1.63%	1.65%	1.66%	1.64	%+
Net investment income(a)	2.96%	2.84%	3.16%	3.53%	3.37	%+
Portfolio turnover rate	15%	24%	17%	2%	10%

See footnote summary on pages 156-157.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.05	$ 11.87	$ 11.28	$ 11.32	$ 11.08

Income From Investment Operations
Net investment income(a)(b)	.37	.37	.39	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.33	(.76)	.61	(.02	)†	.26

Net increase (decrease) in net asset value from operations	.70	(.39)	1.00	.36	.65

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.39)	(.41)	(.40)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.43)	(.41)	(.40)	(.41)

Net asset value, end of period	$ 11.36	$ 11.05	$ 11.87	$ 11.28	$ 11.32

Total Return
Total investment return based on net asset value(c)	6.42%	(3.38)%	8.98%	3.38%	6.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,274	$202,230	$233,271	$215,025	$192,427
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.82%	.82%	.82%	.82	%+
Expenses, before waivers/reimbursements	.91%	.88%	.88%	.89%	.93	%+
Net investment income(a)	3.35%	3.18%	3.33%	3.51%	3.50	%+
Portfolio turnover rate	9%	19%	6%	15%	14%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.03	$ 11.85	$ 11.25	$ 11.29	$ 11.06

Income From Investment Operations
Net investment income(a)(b)	.30	.29	.31	.30	.31
Net realized and unrealized gain (loss) on investment transactions	.32	(.76)	.62	(.01	)†	.25

Net increase (decrease) in net asset value from operations	.62	(.47)	.93	.29	.56

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.31)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.35)	(.33)	(.33)	(.33)

Net asset value, end of period	$ 11.34	$ 11.03	$ 11.85	$ 11.25	$ 11.29

Total Return
Total investment return based on net asset value(c)	5.70%	(4.05)%	8.34%	2.68%	5.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$656	$1,426	$2,223	$3,086	$4,725
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52	%+
Expenses, before waivers/reimbursements	1.61%	1.58%	1.60%	1.61%	1.64	%+
Net investment income(a)	2.69%	2.49%	2.66%	2.81%	2.82	%+
Portfolio turnover rate	9%	19%	6%	15%	14%

See footnote summary on pages 156-157.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.03	$ 11.85	$ 11.26	$ 11.30	$ 11.06

Income From Investment Operations
Net investment income(a)(b)	.30	.29	.31	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.32	(.76)	.61	(.02	)†	.26

Net increase (decrease) in net asset value from operations	.62	(.47)	.92	.29	.57

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.31)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.35)	(.33)	(.33)	(.33)

Net asset value, end of period	$ 11.34	$ 11.03	$ 11.85	$ 11.26	$ 11.30

Total Return
Total investment return based on net asset value(c)	5.70%	(4.06)%	8.24%	2.67%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,108	$64,298	$70,889	$58,968	$65,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52	%+
Expenses, before waivers/reimbursements	1.61%	1.59%	1.59%	1.60%	1.63	%+
Net investment income(a)	2.67%	2.49%	2.64%	2.81%	2.80	%+
Portfolio turnover rate	9%	19%	6%	15%	14%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.96	$ 11.01	$ 10.76	$ 10.89	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.36	.35	.39	.41	.39
Net realized and unrealized gain (loss) on investment transactions	.37	(.94)	.28	(.11)	.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.73	(.59)	.67	.30	.52

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.37)	(.41)	(.43)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.46)	(.42)	(.43)	(.42)

Net asset value, end of period	$ 10.33	$ 9.96	$ 11.01	$ 10.76	$ 10.89

Total Return
Total investment return based on net asset value(c)	7.42%	(5.57)%	6.33%	2.92%	4.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,075	$48,743	$71,424	$66,033	$73,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.95%	1.01%	1.01%	1.01	%+
Expenses, before waivers/reimbursements(d)	1.21%	1.06%	1.05%	1.09%	1.06	%+
Net investment income(a)	3.53%	3.23%	3.55%	3.84%	3.67	%+
Portfolio turnover rate	12%	28%	28%	3%	5%
See footnote summary on pages 156-157.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.94	$ 10.98	$ 10.74	$ 10.87	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.29	.27	.31	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.37	(.92)	.27	(.10)	.12
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.66	(.65)	.58	.24	.44

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.30)	(.33)	(.37)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.39)	(.34)	(.37)	(.34)

Net asset value, end of period	$ 10.31	$ 9.94	$ 10.98	$ 10.74	$ 10.87

Total Return
Total investment return based on net asset value(c)	6.69%	(6.15)%	5.52%	2.27%	4.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$375	$448	$1,003	$1,460	$3,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.66%	1.71%	1.71%	1.71	%+
Expenses, before waivers/reimbursements(d)	1.93%	1.77%	1.78%	1.80%	1.78	%+
Net investment income(a)	2.84%	2.54%	2.88%	3.16%	2.99	%+
Portfolio turnover rate	12%	28%	28%	3%	5%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.95	$ 10.99	$ 10.75	$ 10.87	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.29	.27	.31	.33	.32
Net realized and unrealized gain (loss) on investment transactions	.37	(.92)	.27	(.09)	.11
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.66	(.65)	.58	.24	.43

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.30)	(.33)	(.36)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.39)	(.34)	(.36)	(.34)

Net asset value, end of period	$ 10.32	$ 9.95	$ 10.99	$ 10.75	$ 10.87

Total Return
Total investment return based on net asset value(c)	6.69%	(6.15)%	5.51%	2.30%	4.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,949	$22,161	$28,668	$28,813	$35,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.65%	1.71%	1.71%	1.71	%+
Expenses, before waivers/reimbursements(d)	1.92%	1.77%	1.76%	1.79%	1.76	%+
Net investment income(a)	2.83%	2.55%	2.86%	3.15%	2.97	%+
Portfolio turnover rate	12%	28%	28%	3%	5%

See footnote summary on pages 156-157.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.13	$ 10.72	$ 10.35	$ 10.35	$ 10.17

Income From Investment Operations
Net investment income(a)(b)	.31	.31	.35	.35	.32
Net realized and unrealized gain (loss) on investment transactions	.35	(.54)	.38	.01	†	.19

Net increase (decrease) in net asset value from operations	.66	(.23)	.73	.36	.51

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.32)	(.36)	(.36)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.36)	(.36)	(.36)	(.33)

Net asset value, end of period	$ 10.46	$ 10.13	$ 10.72	$ 10.35	$ 10.35

Total Return
Total investment return based on net asset value(c)	6.60%	(2.24)%	7.17%	3.68%	5.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,595	$72,221	$85,035	$86,705	$107,206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.90%	.91%	.90%	.90	%+
Expenses, before waivers/reimbursements(d)	1.09%	1.02%	1.02%	1.02%	1.02	%+
Net investment income(a)	3.04%	2.93%	3.29%	3.48%	3.11	%+
Portfolio turnover rate	19%	17%	14%	10%	22%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.12	$ 10.71	$ 10.35	$ 10.35	$ 10.17

Income From Investment Operations
Net investment income(a)(b)	.24	.24	.28	.28	.25
Net realized and unrealized gain (loss) on investment transactions	.35	(.54)	.37	.01	†	.19

Net increase (decrease) in net asset value from operations	.59	(.30)	.65	.29	.44

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.25)	(.29)	(.29)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.29)	(.29)	(.29)	(.26)

Net asset value, end of period	$ 10.45	$ 10.12	$ 10.71	$ 10.35	$ 10.35

Total Return
Total investment return based on net asset value(c)	5.86%	(2.92)%	6.33%	2.96%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91	$128	$196	$440	$676
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.61%	1.60%	1.60	%+
Expenses, before waivers/reimbursements(d)	1.81%	1.73%	1.94%	1.90%	1.76	%+
Net investment income(a)	2.34%	2.23%	2.62%	2.77%	2.45	%+
Portfolio turnover rate	19%	17%	14%	10%	22%

See footnote summary on pages 156-157.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.14	$ 10.73	$ 10.36	$ 10.36	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.24	.24	.27	.28	.24
Net realized and unrealized gain (loss) on investment transactions	.35	(.54)	.39	.01†	.20

Net increase (decrease) in net asset value from operations	.59	(.30)	.66	.29	.44

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.25)	(.29)	(.29)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.29)	(.29)	(.29)	(.26)

Net asset value, end of period	$ 10.47	$ 10.14	$ 10.73	$ 10.36	$ 10.36

Total Return
Total investment return based on net asset value(c)	5.86%	(2.92	) %	6.41%	2.95%	4.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,126	$19,064	$22,445	$20,838	$22,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.61%	1.60%	1.60	%+
Expenses, before waivers/reimbursements(d)	1.79%	1.72%	1.72%	1.73%	1.72	%+
Net investment income(a)	2.34%	2.23%	2.58%	2.79%	2.41	%+
Portfolio turnover rate	19%	17%	14%	10%	22%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.55	$ 10.22	$ 9.71	$ 9.82		$ 9.55

Income From Investment Operations
Net investment income(a)(b)	.35	.33	.37	.39		.39
Net realized and unrealized gain (loss) on investment transactions	.22	(.66)	.52	(.11)		.28

Net increase (decrease) in net asset value from operations	.57	(.33)	.89	.28		.67

Less: Dividends
Dividends from net investment income	(.36)	(.34)	(.38)	(.39)		(.40)

Net asset value, end of period	$ 9.76	$ 9.55	$ 10.22	$ 9.71		$ 9.82

Total Return
Total investment return based on net asset value(c)	6.04%	(3.30)%	9.29%	3.08%		7.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,039	$113,048	$122,671	$118,468		$129,078
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.87%	.87%	.87%		.87	%+
Expenses, before waivers/reimbursements	1.00%	.95%	.96%	.97%		.97	%+
Net investment income(a)	3.62%	3.34%	3.70%	4.09%		4.08	%+
Portfolio turnover rate	16%	30%	14%	0	%(f)	9%

See footnote summary on pages 156-157.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.55	$ 10.22	$ 9.71	$ 9.82		$ 9.55

Income From Investment Operations
Net investment income(a)(b)	.28	.26	.30	.32		.32
Net realized and unrealized gain (loss) on investment transactions	.22	(.66)	.52	(.10)		.28

Net increase (decrease) in net asset value from operations	.50	(.40)	.82	.22		.60

Less: Dividends
Dividends from net investment income	(.29)	(.27)	(.31)	(.33)		(.33)

Net asset value, end of period	$ 9.76	$ 9.55	$ 10.22	$ 9.71		$ 9.82

Total Return
Total investment return based on net asset value(c)	5.32%	(3.97)%	8.53%	2.37%		6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$466	$978	$1,997	$2,982		$4,878
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%	1.57%		1.57	%+
Expenses, before waivers/reimbursements	1.71%	1.65%	1.68%	1.68%		1.68	%+
Net investment income(a)	2.94%	2.62%	3.02%	3.39%		3.37	%+
Portfolio turnover rate	16%	30%	14%	0	%(f)	9%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.55	$ 10.23	$ 9.72	$ 9.82		$ 9.56

Income From Investment Operations
Net investment income(a)(b)	.28	.26	.30	.32		.32
Net realized and unrealized gain (loss) on investment transactions	.23	(.67)	.52	(.09)		.27

Net increase (decrease) in net asset value from operations	.51	(.41)	.82	.23		.59

Less: Dividends
Dividends from net investment income	(.29)	(.27)	(.31)	(.33)		(.33)

Net asset value, end of period	$ 9.77	$ 9.55	$ 10.23	$ 9.72		$ 9.82

Total Return
Total investment return based on net asset value(c)	5.41%	(4.07)%	8.52%	2.47%		6.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,694	$32,846	$37,604	$34,224		$38,765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%	1.57%		1.57	%+
Expenses, before waivers/reimbursements	1.70%	1.65%	1.66%	1.67%		1.67	%+
Net investment income(a)	2.91%	2.64%	2.99%	3.39%		3.38	%+
Portfolio turnover rate	16%	30%	14%	0	%(f)	9%

See footnote summary on pages 156-157.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.80	$ 10.58	$ 10.21	$ 10.22	$ 10.12

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.37	.37	.37
Net realized and unrealized gain (loss) on investment transactions	.14	(.72)	.38	(.01)	.11

Net increase (decrease) in net asset value from operations	.48	(.38)	.75	.36	.48

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.35)	(.38)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.40)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 9.93	$ 9.80	$ 10.58	$ 10.21	$ 10.22

Total Return
Total investment return based on net asset value(c)	5.04%	(3.77)%	7.47%	3.71%	4.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,685	$103,466	$120,573	$106,356	$120,702
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.86%	.86%	.85%	.85	%+
Expenses, before waivers/reimbursements(d)	1.02%	.96%	.97%	.96%	.99	%+
Net investment income(a)	3.50%	3.27%	3.55%	3.65%	3.72	%+
Portfolio turnover rate	17%	26%	27%	8%	3%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.79	$ 10.57	$ 10.20	$ 10.21	$ 10.11

Income From Investment Operations
Net investment income(a)(b)	.28	.26	.30	.29	.30
Net realized and unrealized gain (loss) on investment transactions	.14	(.71)	.38	.01	†	.11

Net increase (decrease) in net asset value from operations	.42	(.45)	.68	.30	.41

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.28)	(.31)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.33)	(.31)	(.31)	(.31)

Net asset value, end of period	$ 9.92	$ 9.79	$ 10.57	$ 10.20	$ 10.21

Total Return
Total investment return based on net asset value(c)	4.32%	(4.43)%	6.74%	3.00%	4.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209	$810	$1,833	$3,082	$4,991
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.55%	1.56%	1.55%	1.55%	1.55	%+
Expenses, before waivers/reimbursements(d)	1.72%	1.66%	1.70%	1.68%	1.71	%+
Net investment income(a)	2.85%	2.57%	2.90%	2.94%	3.03	%+
Portfolio turnover rate	17%	26%	27%	8%	3%

See footnote summary on pages 156-157.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.80	$ 10.58	$ 10.20	$ 10.21	$ 10.12

Income From Investment Operations
Net investment income(a)(b)	.27	.27	.30	.30	.30
Net realized and unrealized gain (loss) on investment transactions	.14	(.73)	.39	.00	(e)†	.10

Net increase (decrease) in net asset value from operations	.41	(.46)	.69	.30	.40

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.27)	(.31)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.32)	(.31)	(.31)	(.31)

Net asset value, end of period	$ 9.92	$ 9.80	$ 10.58	$ 10.20	$ 10.21

Total Return
Total investment return based on net asset value(c)	4.21%	(4.44)%	6.83%	2.99%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,409	$37,947	$43,943	$41,520	$44,272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.55%	1.56%	1.56%	1.55%	1.55	%+
Expenses, before waivers/reimbursements(d)	1.72%	1.66%	1.67%	1.66%	1.69	%+
Net investment income(a)	2.81%	2.58%	2.86%	2.96%	3.02	%+
Portfolio turnover rate	17%	26%	27%	8%	3%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.37	.40	.40
Net realized and unrealized gain (loss) on investment transactions	.35	(.75)	.53	(.03)	.27

Net increase (decrease) in net asset value from operations	.69	(.41)	.90	.37	.67

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.34)	(.37)	(.40)	(.40)
Distributions from net realized gain on investment transactions	(.03)	(.09)	(.01)	(.09)	– 0	–

Total dividends and distributions	(.37)	(.43)	(.38)	(.49)	(.40)

Net asset value, end of period	$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Total Return
Total investment return based on net asset value(c)	6.93%	(3.82)%	8.74%	3.75%	6.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,402	$88,199	$105,045	$101,432	$104,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.92%	.95%	.95%	.95	%+
Expenses, before waivers/reimbursements	1.07%	1.01%	.99%	1.00%	1.01	%+
Net investment income(a)	3.29%	3.23%	3.44%	3.90%	3.88	%+
Portfolio turnover rate	25%	17%	20%	6%	17%

See footnote summary on pages 156-157.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.27	.27	.29	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.34	(.75)	.53	(.02)	.27

Net increase (decrease) in net asset value from operations	.61	(.48)	.82	.30	.60

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.29)	(.33)	(.33)
Distributions from net realized gain on investment transactions	(.03)	(.09)	(.01)	(.09)	– 0	–

Total dividends and distributions	(.29)	(.36)	(.30)	(.42)	(.33)

Net asset value, end of period	$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Total Return
Total investment return based on net asset value(c)	6.19%	(4.49)%	7.99%	3.03%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$340	$901	$1,699	$3,164	$4,642
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.62%	1.65%	1.65%	1.65	%+
Expenses, before waivers/reimbursements	1.78%	1.72%	1.71%	1.72%	1.73	%+
Net investment income(a)	2.62%	2.51%	2.77%	3.19%	3.18	%+
Portfolio turnover rate	25%	17%	20%	6%	17%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Year Ended September 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.11	$ 10.95	$ 10.44	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.26	.27	.29	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.35	(.75)	.52	(.01)	.27

Net increase (decrease) in net asset value from operations	.61	(.48)	.81	.31	.60

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.29)	(.33)	(.33)
Distributions from net realized gain on investment transactions	(.03)	(.09)	(.01)	(.09)	– 0	–

Total dividends and distributions	(.29)	(.36)	(.30)	(.42)	(.33)

Net asset value, end of period	$ 10.43	$ 10.11	$ 10.95	$ 10.44	$ 10.55

Total Return
Total investment return based on net asset value(c)	6.19%	(4.49)%	7.88%	3.13%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,057	$23,789	$28,555	$25,694	$28,671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.62%	1.65%	1.65%	1.65	%+
Expenses, before waivers/reimbursements	1.77%	1.71%	1.69%	1.71%	1.71	%+
Net investment income(a)	2.59%	2.53%	2.74%	3.19%	3.17	%+
Portfolio turnover rate	25%	17%	20%	6%	17%

See footnote summary on pages 156-157.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.70	$ 11.61	$ 11.12	$ 11.07	$ 10.84

Income From Investment Operations
Net investment income(a)(b)	.36	.34	.37	.41	.39
Net realized and unrealized gain (loss) on investment transactions	.44	(.81)	.56	.09	.24

Net increase (decrease) in net asset value from operations	.80	(.47)	.93	.50	.63

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.35)	(.38)	(.43)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.37)	(.44)	(.44)	(.45)	(.40)

Net asset value, end of period	$ 11.13	$ 10.70	$ 11.61	$ 11.12	$ 11.07

Total Return
Total investment return based on net asset value(c)	7.60%	(4.21)%	8.55%	4.72%	6.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$173,381	$186,429	$228,317	$189,326	$204,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.77%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements	.92%	.88%	.89%	.91%	.92	%+
Net investment income(a)	3.29%	2.98%	3.28%	3.84%	3.64	%+
Portfolio turnover rate	8%	16%	23%	24%	8%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.68	$ 11.59	$ 11.10	$ 11.05	$ 10.82

Income From Investment Operations
Net investment income(a)(b)	.29	.26	.29	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.43	(.81)	.56	.08	.24

Net increase (decrease) in net asset value from operations	.72	(.55)	.85	.42	.56

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.27)	(.30)	(.35)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.29)	(.36)	(.36)	(.37)	(.33)

Net asset value, end of period	$ 11.11	$ 10.68	$ 11.59	$ 11.10	$ 11.05

Total Return
Total investment return based on net asset value(c)	6.87%	(4.88)%	7.83%	4.01%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$668	$1,267	$2,083	$3,132	$4,752
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.47%	1.42%	1.42%	1.42	%+
Expenses, before waivers/reimbursements	1.62%	1.59%	1.61%	1.63%	1.64	%+
Net investment income(a)	2.63%	2.28%	2.62%	3.15%	2.96	%+
Portfolio turnover rate	8%	16%	23%	24%	8%

See footnote summary on pages 156-157.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.67	$ 11.59	$ 11.09	$ 11.04	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.28	.26	.29	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.44	(.82)	.57	.08	.24

Net increase (decrease) in net asset value from operations	.72	(.56)	.86	.42	.56

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.27)	(.30)	(.35)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.29)	(.36)	(.36)	(.37)	(.33)

Net asset value, end of period	$ 11.10	$ 10.67	$ 11.59	$ 11.09	$ 11.04

Total Return
Total investment return based on net asset value(c)	6.88%	(4.97)%	7.91%	4.01%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,038	$59,194	$73,102	$61,044	$59,844
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.47%	1.42%	1.42%	1.42	%+
Expenses, before waivers/reimbursements	1.62%	1.59%	1.59%	1.61%	1.62	%+
Net investment income(a)	2.60%	2.29%	2.59%	3.14%	2.95	%+
Portfolio turnover rate	8%	16%	23%	24%	8%

See footnote summary on pages 156-157.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Arizona Portfolio
Class A
Net of waivers	.78%	.78%	.78%	.78%	.78	%+
Before waivers	.98%	.92%	.94%	.95%	.94	%+

Class B
Net of waivers	1.48%	1.48%	1.48%	1.48%	1.48	%+
Before waivers	1.68%	1.63%	1.66%	1.67%	1.65	%+

Class C
Net of waivers	1.48%	1.48%	1.48%	1.48%	1.48	%+
Before waivers	1.68%	1.63%	1.64%	1.66%	1.64	%+

Michigan Portfolio
Class A
Net of waivers	.90%	.94%	1.01%	1.01%	1.01	%+
Before waivers	1.21%	1.05%	1.05%	1.09%	1.06	%+

Class B
Net of waivers	1.60%	1.65%	1.71%	1.71%	1.71	%+
Before waivers	1.93%	1.76%	1.78%	1.80%	1.78	%+

Class C
Net of waivers	1.60%	1.64%	1.71%	1.71%	1.71	%+
Before waivers	1.92%	1.76%	1.76%	1.79%	1.76	%+

Minnesota Portfolio
Class A
Net of waivers	.90%	.90%	.90%	.90%	.90	%+
Before waivers	1.09%	1.02%	1.02%	1.02%	1.02	%+

Class B
Net of waivers	1.60%	1.60%	1.60%	1.60%	1.60	%+
Before waivers	1.81%	1.73%	1.94%	1.90%	1.76	%+

Class C
Net of waivers	1.60%	1.60%	1.60%	1.60%	1.60	%+
Before waivers	1.79%	1.72%	1.72%	1.73%	1.72	%+

See notes to financial statements.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

	Year Ended September 30,
	2014	2013	2012	2011	2010

Ohio Portfolio
Class A
Net of waivers	.85%	.85%	.85%	.85%	.85	%+
Before waivers	1.01%	.96%	.96%	.96%	.99	%+

Class B
Net of waivers	1.55%	1.55%	1.55%	1.55%	1.55	%+
Before waivers	1.72%	1.66%	1.69%	1.68%	1.71	%+

Class C
Net of waivers	1.55%	1.55%	1.55%	1.55%	1.55	%+
Before waivers	1.72%	1.66%	1.66%	1.66%	1.69	%+

(e)	Amount is less than $.005.

(f)	Amount is less than .5%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; collectively, the “Fund”) as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AllianceBernstein Municipal Income Fund II at September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2014

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Wayne D. Godlin(2) , Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	104	None

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	104	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	104	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	104	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (1992)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	104	None

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	104	PLX Technology (semi-conductors) since prior to 2009 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	104	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	104	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	104	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 53	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Michael G. Brooks 66	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Fred S. Cohen 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Wayne D. Godlin 53	Vice President	Senior Vice President of the Adviser** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2009.

Terrance T. Hults 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2009.

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Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios (the “Portfolios”):2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	Arizona Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio New Jersey Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

The Portfolios’ net assets on September 30, 2013 are set forth below:

Portfolio	September 30, 2013 Net Assets ($MM)
Arizona Portfolio	$148.4
Massachusetts Portfolio	$267.8
Michigan Portfolio	$71.2
Minnesota Portfolio	$91.3
New Jersey Portfolio	$146.7
Ohio Portfolio	$141.9
Pennsylvania Portfolio	$112.7
Virginia Portfolio	$246.5

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$55,110	0.032%
Massachusetts Portfolio	$58,318	0.020%
Michigan Portfolio	$54,189	0.055%
Minnesota Portfolio	$56,160	0.051%
New Jersey Portfolio	$56,656	0.036%
Ohio Portfolio	$57,356	0.036%
Pennsylvania Portfolio	$54,211	0.041%
Virginia Portfolio	$59,668	0.021%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to Portfolios’ prospectus update. The Adviser provided notice to the Directors of its intention to raise the expense limitation undertaking for Virginia Portfolio and to lower the cap levels for Michigan Portfolio and Pennsylvania Portfolio to be effective with the Fund’s prospectus update on February 1, 2013.6 In addition, set forth below are the gross expense ratios of the Portfolios for the most recent semi-annual period: 7

6	Effective February 1, 2013, Virginia Portfolio’s expense cap for Class A shares changed from 0.72% to 0.80%; Michigan Portfolio’s expense cap for Class A shares changed from 1.01% to 0.90% and; Pennsylvania Portfolio’s expense cap for Class A shares changed from 0.95% to 0.90%. The expense caps for the other share classes changed correspondingly.

7	Semi-annual total expense ratios are unaudited.

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Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
Arizona Portfolio[9]	Class A Class B Class C	0.78 1.48 1.48	% % %	0.92 1.62 1.63	% % %	September 30 (ratios as of Mar. 31, 2013)

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	0.87 1.57 1.57	% % %	September 30 (ratios as of Mar. 31, 2013)

Michigan Portfolio[10]	Class A Class B Class C	0.90 1.60 1.60	% % %	1.04 1.74 1.75	% % %	September 30 (ratios as of Mar. 31, 2013)

Minnesota Portfolio[11]	Class A Class B Class C	0.90 1.60 1.60	% % %	1.00 1.70 1.70	% % %	September 30 (ratios as of Mar. 31, 2013)

New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	0.94 1.64 1.64	% % %	September 30 (ratios as of Mar. 31, 2013)

Ohio Portfolio[12]	Class A Class B Class C	0.85 1.55 1.55	% % %	0.94 1.65 1.65	% % %	September 30 (ratios as of Mar. 31, 2013)

Pennsylvania Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	0.97 1.70 1.67	% % %	September 30 (ratios as of Mar. 31, 2013)

Virginia Portfolio	Class A Class B Class C	0.80 1.50 1.50	% % %	0.88 1.58 1.58	% % %	September 30 (ratios as of Mar. 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

8	Annualized.

9	The Portfolio’s expense ratios exclude interest expense of 0.01% for all share classes.

10	The Portfolio’s expense ratios exclude interest expense of 0.01% for all share classes.

11	The Portfolio’s expense ratios exclude interest expense of 0.01% for all share classes.

12	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.13 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Arizona Portfolio and Michigan Portfolio had an insufficient number of peers. Consequently, Lipper expanded these Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

Portfolio	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
Arizona Portfolio[18],[19]	0.450	0.500	3/11
Massachusetts Portfolio[18]	0.450	0.500	2/9
Michigan Portfolio18,[20]	0.450	0.456	3/7
Minnesota Portfolio[18]	0.450	0.542	2/7
New Jersey Portfolio[18]	0.450	0.520	2/8
Ohio Portfolio[18]	0.450	0.539	2/7
Pennsylvania Portfolio[18]	0.450	0.542	2/11
Virginia Portfolio[18]	0.450	0.460	2/5

Since Lipper had expanded the EGs of the Arizona Portfolio and Michigan Portfolio, under Lipper’s standard guidelines, those Portfolios’ Lipper Expense Universes (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.21 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown. Pro-forma total expense ratios are shown for Michigan Portfolio, Pennsylvania Portfolio and Virginia Portfolio to reflect their new expense cap levels effective February 1, 2013.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[23]	0.779	0.790	6/12	0.793	12/26

Massachusetts Portfolio	0.821	0.814	6/10	0.821	7/13

17	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

18	Note that one of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee of the peer’s breakpoint gross income component.

19	The Portfolio’s EG includes the Portfolio and six other Arizona Municipal Debt Funds (“AZ”) and five Pennsylvania Municipal Debt Funds (“PA”).

20	The Portfolio’s EG includes the Portfolio and four other Michigan Municipal Debt Funds (“MI”) and three Virginia Municipal Debt Funds (“VA”).

21	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	Most recently completed fiscal year Class A share total expense ratio.

23	The Portfolio’s EG includes the Portfolio, EG and all other retail front-end load AZ and PA, excluding outliers.

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Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Michigan Portfolio[24]	1.013	0.825	7/8	0.813	13/15
Pro-forma	0.903	0.825	7/8	0.813	12/15

Minnesota Portfolio	0.903	0.833	8/8	0.852	10/12

New Jersey Portfolio	0.871	0.805	9/9	0.805	11/13

Ohio Portfolio	0.849	0.808	6/8	0.833	7/12

Pennsylvania Portfolio	0.951	0.807	11/12	0.785	14/17
Pro-forma	0.901	0.807	10/12	0.785	13/17

Virginia Portfolio	0.721	0.776	2/6	0.751	3/8
Pro-forma	0.801	0.776	4/6	0.751	5/8

Based on this analysis, considering pro-forma information where available, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis. Except for Arizona Portfolio, the Portfolios’ have higher expense rations than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, except for Massachusetts Portfolio and Ohio Portfolio during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor

24	The Portfolio’s EG includes the Portfolio, EG and all other retail front-end load MI and VA, excluding outliers.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$0
Massachusetts Portfolio	$520
Michigan Portfolio	$0
Minnesota Portfolio	$246
New Jersey Portfolio	$0
Ohio Portfolio	$0
Pennsylvania Portfolio	$0
Virginia Portfolio	$377
ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$763,695	$7,833
Massachusetts Portfolio	$1,339,111	$8,177
Michigan Portfolio	$506,587	$2,673
Minnesota Portfolio	$484,565	$2,157
New Jersey Portfolio	$734,684	$1,535
Ohio Portfolio	$790,387	$3,078
Pennsylvania Portfolio	$605,323	$438
Virginia Portfolio	$1,322,602	$3,180

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

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for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
Arizona Portfolio	$19,395
Massachusetts Portfolio	$34,430
Michigan Portfolio	$27,163
Minnesota Portfolio	$21,106
New Jersey Portfolio	$27,331
Ohio Portfolio	$26,826
Pennsylvania Portfolio	$29,005
Virginia Portfolio	$35,883

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

26	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

of Trustees.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings28 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)29 for the periods ended July 31, 2013.30

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	-2.21	-2.82	-3.19	1/7	1/9
3 year	3.53	3.53	3.53	4/7	5/9
5 year	4.38	4.52	4.52	6/7	7/9
10 year	4.52	4.22	4.22	1/6	1/8

Massachusetts Portfolio
1 year	-3.43	-4.31	-4.42	2/10	3/13
3 year	3.34	3.18	3.08	4/10	5/13
5 year	4.53	4.35	4.36	3/10	4/13
10 year	4.57	4.12	4.09	1/10	1/12

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

29	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

30	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

178	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Michigan Portfolio
1 year	-4.71	-4.19	-3.27	5/5	7/7
3 year	1.75	3.38	3.09	5/5	7/7
5 year	3.28	4.31	4.12	4/5	6/7
10 year	3.86	3.92	3.86	3/4	3/6

Minnesota Portfolio
1 year	-2.36	-2.46	-2.57	3/8	4/12
3 year	3.11	3.53	3.53	8/8	12/12
5 year	4.02	4.69	4.66	8/8	12/12
10 year	4.11	4.30	4.23	7/7	10/11

New Jersey Portfolio
1 year	-3.23	-3.55	-3.81	4/9	4/13
3 year	3.48	3.71	3.59	7/9	8/13
5 year	4.17	4.58	4.58	7/9	11/13
10 year	4.28	4.25	4.25	4/8	6/12

Ohio Portfolio
1 year	-3.32	-2.73	-3.06	6/8	8/12
3 year	2.91	3.19	2.91	6/8	6/12
5 year	3.94	4.00	3.94	5/7	6/11
10 year	4.11	4.10	4.02	3/6	3/10

Pennsylvania Portfolio
1 year	-3.32	-3.07	-3.16	7/12	10/17
3 year	3.20	3.28	3.28	10/12	14/17
5 year	4.07	4.46	4.58	10/12	14/17
10 year	4.13	4.13	4.13	5/11	8/16

Virginia Portfolio
1 year	-4.09	-3.57	-3.79	4/6	5/8
3 year	3.48	3.22	2.99	3/6	3/8
5 year	4.57	4.17	4.17	2/6	2/8
10 year	4.48	3.96	3.96	2/5	2/7

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.33

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	-2.21	3.53	4.38	4.52	5.40	4.07	0.67	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.60	4.45	0.66	10
Inception Date: June 1, 1994

Massachusetts Portfolio	-3.43	3.34	4.53	4.57	5.60	4.10	0.68	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.59	4.45	0.66	10
Inception Date: March 29, 1994

Michigan Portfolio	-4.71	1.76	3.28	3.86	5.13	3.80	0.56	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.34	4.45	0.66	10
Inception Date: February 25, 1994

Minnesota Portfolio	-2.36	3.12	4.02	4.11	4.77	3.84	0.61	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.33	4.45	0.66	10
Inception Date: June 25, 1993

31	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

32	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

33	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)

New Jersey Portfolio	-3.23	3.48	4.17	4.28	4.62	4.32	0.59	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.33	4.45	0.66	10
Inception Date: June 25, 1993

Ohio Portfolio	-3.32	2.91	3.94	4.11	4.75	3.93	0.60	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.33	4.45	0.66	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	-3.32	3.20	4.07	4.13	4.96	4.12	0.58	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.33	4.45	0.66	10
Inception Date: June 25, 1993

Virginia Portfolio	-4.09	3.48	4.57	4.48	5.56	4.28	0.63	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	5.57	4.45	0.66	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

NOTES

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0914

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
Arizona Portfolio	2013	$26,880	$123	$12,467
	2014	$32,051	$—	$12,967
Massachusetts Portfolio	2013	$26,880	$123	$12,467
	2014	$34,144	$—	$12,967
Michigan Portfolio	2013	$26,880	$123	$12,467
	2014	$32,051	$—	$12,967
Minnesota Portfolio	2013	$26,880	$123	$12,467
	2014	$34,144	$—	$12,967
New Jersey Portfolio	2013	$26,880	$123	$12,467
	2014	$34,144	$—	$12,967
Ohio Portfolio	2013	$26,880	$123	$12,467
	2014	$34,144	$—	$12,967
Pennsylvania Portfolio	2013	$26,880	$123	$12,467
	2014	$32,051	$—	$12,967
Virginia Portfolio	2013	$26,880	$123	$12,467
	2014	$34,144	$—	$12,967

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Massachusetts Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Michigan Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Minnesota Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
New Jersey Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Ohio Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Pennsylvania Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)
Virginia Portfolio	2013	$385,761	$12,590
			$(123)
			$(12,467)
	2014	$381,772	$12,967
			$—
			$(12,967)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2014